UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Soliciting Material under §240.14a-12

ToughBuilt Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ToughBuilt Industries, Inc.

25371 Commercentre Drive, Suite 200

Lake Forest, CA 92630

May 2, 2019

To the Shareholders of ToughBuilt Industries, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of ToughBuilt Industries, Inc., a Nevada corporation (the “Company”), to be held at 4:00 PM local time on June 7, 2019, at the Company’s corporate offices at the address listed above to consider and vote upon the following proposals:

1.	To elect five directors for a one-year term expiring in 2020.

2.	To grant the Board of Directors the authority to increase its shares of authorized common stock from 100,000,000 to 200,000,000.

3.	To grant the Board of Directors discretionary authority to effect a reverse split of the Company’s issued and outstanding stock in a ratio of 1:2-1:10 on or before December 31, 2021.

4.	To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

5.	To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 3, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

6.	To approve amendments to the Company’s 2018 Equity Incentive Plan to (i) increase the number of authorized shares thereunder to 20,000,000 and (ii) to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder.

7.	The ratification of the appointment of Marcum, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019.

8.	To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE EIGHT PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on April 30, 2019 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on April 30, 2019 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Michael Panosian
Michael Panosian,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2019 annual meeting of shareholders (the “Annual Meeting”) of ToughBuilt Industries, Inc. (the “Company”) will be held at the Company’s corporate offices at 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630, on June 7, 2019, beginning at 4:00 PM local time. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect five directors for a one-year term expiring in 2020.

2.	To grant the Board of Directors the authority to increase its shares of authorized common stock from 100,000,000 to 200,000,000.

3.	To grant the Board of Directors discretionary authority to effect a reverse split of the Company’s issued and outstanding stock in a ratio of 1:2-1:10 on or before December 31, 2021.

4.	To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

5.	To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 3, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

6.	To approve amendments to the Company’s 2018 Equity Incentive Plan to (i) increase the number of authorized shares thereunder to 20,000,000 and (ii) to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder.

7.	The ratification of the appointment of Marcum, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019.

8.	To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

Shareholders of record at the close of business on April 30, 2019 are entitled to notice of and to vote at the 2019 Annual Meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the 2019 Annual Meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2019 Annual Meeting, you may revoke your proxy and vote in person.

Dated: May 2, 2019	By Order of the Board of Directors:

/s/ Michael Panosian
Michael Panosian,
Chairman of the Board of Directors

TABLE OF CONTENTS

Page
ABOUT THE ANNUAL MEETING	5

DIRECTORS AND OFFICERS	10

EXECUTIVE COMPENSATION	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25

REPORT OF AUDIT COMMITTEE	25

PROPOSAL NO. 1	26
To elect five directors for a one-year term expiring in 2020.

PROPOSAL NO. 2	26
To grant the Board of Directors the authority to increase its shares of authorized common stock from 100,000,000 to 200,000,000.

PROPOSAL NO. 3	27
To grant the Board of Directors discretionary authority to effect a reverse split of the Company’s issued and outstanding stock in a ratio of 1:2-1:10 on or before December 31, 2021.

PROPOSAL NO. 4	34
To approve issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, in accordance with Nasdaq Marketplace Rule 5635(d).

PROPOSAL NO. 5	36
To approve any change of control that could result from the potential issuance of securities in one or more non-public offerings as authorized by the shareholders in Proposal No. 4, in accordance with Nasdaq Marketplace Rule 5635(b).

PROPOSAL NO. 6	37
To approve amendments to the Company’s 2018 Equity Incentive Plan to (i) increase the number of authorized shares thereunder to 20,000,000 and (ii) to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder.

PROPOSAL NO. 7	37
The ratification of the appointment of Marcum, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019.

PROPOSAL NO. 8	38
To transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof.

SHAREHOLDER PROPOSALS FOR THE 2020 MEETING	38

ANNUAL REPORT	39

APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION	A-1
APPENDIX B - ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018	B-1
APPENDIX C - PROXY CARD	C-1

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TOUGHBUILT INDUSTRIES, INC.

25371 Commercentre Drive, Suite 200

Lake Forest, CA 92630

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 7, 2019

PROXY STATEMENT

The Board of Directors of ToughBuilt Industries, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2019 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630, on June 7, 2019, beginning at 4:00 PM local time. and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about May 7, 2019.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be April 30, 2019, and thus you are entitled to vote at the Company’s 2019 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2019 Annual Meeting. This document and the Appendixes hereto contain important information about the 2019 Annual Meeting and the Company and you should read it carefully.

Who is entitled to vote at the 2019 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2019 Annual Meeting. On the record date, there were 17,516,608 shares of our common stock issued and outstanding and entitled to vote. Each common stock shareholder is entitled to one vote for each share of our common stock held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, VCorp, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix C, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2019 Annual Meeting to be held on June 7, 2019, and vote your shares in person, rather than signing and returning your proxy.

If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2019 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2019 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1, to elect five directors, Proposal 4, to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), Proposal 5, to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b), Proposal 6, to approve an amendment to the Company’s 2018 Equity Incentive Plan to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder and Proposal 8 to transact such other business as may be properly brought before the 2019 Annual Meeting and any adjournments thereof are “non-routine matters.”

Proposal 2 to authorize an increase in authorized shares, Proposal 3 to grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock and Proposal 7 to ratify the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019, are “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

If you are a shareholder with shares registered in your name with the Company’s transfer agent, VSTOCK TRANSFER LLC, on the record date, you may vote in person at the 2019 Annual Meeting or vote by proxy by fax at 646-536-3179OR EMAIL: Vote@vstocktransfer.com or internet at www.vstocktransfer.com/proxy  or by mail, in the provided pre-paid envelope. Whether or not you plan to attend the 2019 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2019 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

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●	To vote in person. You may attend the 2019 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2019 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2019 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 17,516,608 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 8,758,305 shares eligible to vote must be present at the 2019 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2019 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2019 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2019 Annual Meeting and voting in person. Attendance alone at the 2019 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2019 Annual Meeting.
●	Proposal 2 – To grant the Board of Directors the authority to increase authorized shares. “FOR” votes from the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2019 Annual Meeting are required to approve this proposal.
●	Proposal 3 – To grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock. “FOR” votes from the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2019 Annual Meeting are required to approve this proposal.
●	Proposal 4 – To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.
●	Proposal 5 - To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b). “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.
●	Proposal 6 - To approve amendments to the Company’s 2018 Equity Incentive Plan to (i) increase the number of authorized shares thereunder to 20,000,000 and (ii) to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.
●	Proposal 7 - The ratification of the appointment of MARCUM LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2019. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.
●	Proposal 8 - To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2019 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposals 2, 3 and 7 are routine matters.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposals 2, 3 and 7 but does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

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Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, this proxy statement and the Appendixes hereto (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, attached as Appendix B hereto) are available for viewing, printing, and downloading at https://ir.toughbuilt.com/. All materials will remain posted on https://ir.toughbuilt.com/ at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2019 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon, other than Proposal No. 1, the election of the nominees as directors set forth herein.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2019 Annual Meeting, including the procedures for voting your shares, you should contact Manu Ohri, the Company’s Chief Financial Officer, by telephone at (949) 528-3100, ext. 106.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, V Stock Transfer, LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at V Stock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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MANAGEMENT

Directors and Executive Officers

The names, positions and ages of our directors and executive officers as of the date of this proxy statement are as follows:

Name	Age	Position
Michael Panosian	56	President, CEO & Director
Joshua Keeler	40	Vice-President - Research & Development
Zareh Khachatoorian	60	COO and Secretary
Manu Ohri	62	Chief Financial Officer and Director

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Michael Panosian, Co-Founder, President, CEO and Director

Mr. Panosian co-founded our Company in 2012 and has been our CEO, President and director since inception. In 2008, Mr. Panosian co-founded Pandun, Inc., a manufacturer and distributor of tools and tool accessories in Asia, and served as its CEO until 2012. Mr. Panosian has over 16 years of extensive experience in innovation, design direction, product development, brand management, marketing, merchandising, sales, supply chain and commercialization experience in the hardware industry. He has launched several product projects spanning several fields. Mr. Panosian has deep knowledge of doing business in China where he managed a team of over 350 engineers, industrial designers and marketing professionals while stationed in Suzhou with his team for 4 years. Mr. Panosian is a graduate of Northrop University in Aerospace engineering with numerous specializations; he holds numerous patents and trademarks that are shared with some of his colleagues at our Company and other development teams. Mr. Panosian’s long record of innovation and marketing and product development are characteristics that make him well suited for service as a board member.

Joshua Keeler, Co-Founder, Vice-President Research & Development

As the Vice-President Research & Development at our Company, Mr. Keeler is responsible for all product development. Mr. Keeler co-founded our Company in 2012 and works directly with Mr. Panosian in bringing innovative ideas to market. Mr. Keeler is a graduate of Art Center College of Design with a BS in Industrial Design. Mr. Keeler has over 12 years of product development experience, working on projects spanning several fields, including: automotive, personal electronics, sporting goods and a wide expanse of tools. From 1999 to 2000 he was co-owner and vice-president of Oracle Industrial Design, Co., a private company specializing in industrial design and product development. From August 2000 to April 2004, Mr. Keeler worked for Positec Power Tool Co., a private company in Suzhou, China, designing and creating a large innovation library of numerous power tool concepts. From August 2005 to April 2008, Mr. Keeler was the chief designer for Harbinger International, Inc. From August 2008 to April 2012, he was chief designer for Pandun Inc, specializing in innovative tools and supporting products. He has lived in China and has extensive experience working directly with manufacturers to get designs into production. Mr. Keeler has been nominated by the Board as a Director to stand for election at our 2019 Annual Meeting to take the seat currently held by our Chief Financial Officer, Manu Ohri. Mr. Keeler’s extensive experience in power tool innovation makes him well suited for service as a board member.

Zareh Khachatoorian, Chief Operating Officer and Secretary

Mr. Khachatoorian has over 30 years of experience in the realms of corporate purchasing, product development, merchandising and operations. Prior to joining ToughBuilt in January 2016, Mr. Khachatoorian was the President of Mount Holyoke Inc. in Northridge California, starting in May 2014. Mr. Khachatoorian led Mount Holyoke Inc. in the servicing of its entire import and distribution operations. From August 2008 to April 2014, Mr. Khachatoorian served as the Vice President of Operations at Allied International (“Allied”) in Sylmar, California. At Allied, Mr. Khachatoorian was responsible for the management of overseas and domestic office employees and departments involved in the areas of procurement and purchasing, inventory management, product development, engineering, control and quality assurance, and other related areas. Mr. Khachatoorian holds a Bachelor of Science degree in Industrial Systems Engineering from the University of Southern California. Additionally, Mr. Khachatoorian has been credited as the inventor or co-inventor of more than twenty issued patents, as well as several pending patents with the United States Patent and Trademark Office (USPTO). Mr. Khachatoorian is fluent in Armenian and Farsi.

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Manu Ohri, Chief Financial Officer and Director

Mr. Ohri has over 30 years of hands-on experience in financial management and business leadership and working with board of directors and financial institutions. Mr. Ohri has assisted several public companies in the areas of compliance with US and international financial accounting and reporting standards, investor relations, mergers and acquisitions, strategic planning, team-building and project management. Since January 2017, Mr. Ohri has been our Chief Financial Officer and a member of our Board of Directors. From January 2010 to December 2016, Mr. Ohri worked as a management consultant and independent business advisor providing consulting services to privately-held and publicly traded companies. From January 2007 to December 2009, Mr. Ohri served as the Chief Financial Officer and a member of the Board of Directors of a publicly listed full service financial media company, focused on developing tools and applications that enabled retail investors to collaborate directly with publicly traded companies. From May 2002 to December 2006, Mr. Ohri served as the Chief Financial Officer and a member of the Board of Directors of a publicly traded international telecom operator and enabler/systems integrator to the multi-media industry in the USA, Europe, Asia Pacific and the Middle East, providing traditional telecom, voice over internet protocol, media streaming services, including billing and collections primarily to the business-to-business community within the global telecommunications market. Mr. Ohri is a Certified Public Accountant and Chartered Global Management Accountant with over seven years of experience with Deloitte, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned Master’s Degree in Business Administration from the University of Detroit. Mr. Ohri is not restanding for election as a Director at our 2019 Annual Meeting.

Independent Directors

The names, positions and ages of our independent directors (as defined by NASDAQ and SEC rules), all became directors as of November 14, 2019, are as follows:

Name	Age	Position
Robert Faught	70	Director
Paul Galvin	55	Director
Frederick D. Furry	50	Director

Robert Faught, Director

As a global senior executive and CEO, Mr. Faught held leadership positions for Fortune 500 companies including Comcast, and Phillips/Lucent. He was the founder and CEO of SmartHome Ventures, a home automation company servicing retail, utility, insurance and telephony distribution channels and their customers. In these leadership roles, he led the development and implementation of the strategic vision throughout the organization, recruited senior talent, led leadership development and oftentimes, oversaw a realignment of senior roles where some executives were outplaced. At Faught Associates, he offers consulting, executive search, leadership development and outplacement to bring an exceptional leadership and performance direction that provides growth and internal development. From January 2014 to January 2016 he was the President and Chief Executive Officer of SmartHome Ventures and has served on its Board since January 2016. The Board has determined that Mr. Faught is suitable as a director due to his long standing leadership roles with Fortune 500 companies.

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Paul Galvin, Director

Paul M. Galvin was appointed as a director and the Chief Executive Officer of SG Blocks, Inc. upon consummation of the reverse merger among CDSI Holdings Inc., CDSI Merger Sub, Inc., SG Blocks, and certain stockholders of SG Blocks on November 4, 2011 (the “Merger”). Mr. Galvin is a founder of SGBlocks, LLC, the predecessor entity of SGB. He has served as the Chief Executive Officer of SGB and its predecessor entity since 2008. Mr. Galvin has been a managing member of TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in SGB, since October 2007. Mr. Galvin brings over 20 years of experience developing and managing real estate, including residential condominiums, luxury sales, and market rate and affordable rental projects. Prior to his involvement in real estate, he founded a non-profit organization that focused on public health, housing, and child survival, where he served for over a decade in a leadership position. During that period, Mr. Galvin designed, developed, and managed emergency food and shelter programs through New York City’s Human Resources Administration and other federal and state entities. Mr. Galvin holds a Bachelor of Science in Accounting from LeMoyne College and a Master’s Degree in Social Policy from Fordham University. He was formerly an adjunct professor at Fordham University’s Graduate School of Welfare. Mr. Galvin previously served for 10 years on the Sisters of Charity Healthcare System Advisory Board and six years on the board of directors of SentiCare, Inc. In 2011, the Council of Churches of New York recognized Mr. Galvin with an Outstanding Business Leadership Award. The Company believes he is well suited to sit on its Board due to Mr. Galvin’s pertinent experience, qualifications, attributes, and skills which include his managerial experience and the knowledge and experience he has attained in the real estate industry.

Frederick D. Furry, Director

Mr. Furry is currently the CFO at Luminance Holdco, Inc. and Subsidiaries. Luminance is a private-equity backed designer, custom manufacturer, and distributor of lighting hardware, fixtures, lamps, ceiling fans, lamp parts, and plumbing parts. Headquartered in Los Angeles, California, Luminance has distribution centers located in California, New York, Texas, and Illinois and a wholly-owned foreign enterprise located in Dongguan, China. Prior to Luminance, from 2016 to 2018, Mr. Furry was the CFO at Cunico Corporation, a closely-held, mid-sized manufacturing company based in Long Beach, California. Cunico provides specialty fittings and parts to the US Navy, primarily for nuclear submarines and aircraft carriers. From 2011 to 2015, Mr. Furry was the CFO and COO at Biolase (NASDAQ:BIOL). Biolase is a high-tech, medical device manufacturer of dental lasers located in Irvine, California, that sells its products directly in North America and certain international markets and distributes its products in over 60 international markets. As COO, Mr. Furry initiated the turnaround of failing business and restructured several aspects of the business.

From 1998 to 2010, Mr. Furry was at Windes, a regional public accounting firm based in Southern California, where he served as an Audit Partner and worked with over 25 public and private companies in the middle market with revenues ranging from $20 million to $600 million.

During his 20-year tenure in public accounting, Mr. Furry helped his clients with countless complex technical issues and transactions, including four IPOs, three reverse mergers, well over a dozen M&A transactions, and several leveraged ESOPs.

Mr. Furry has a Master’s of Business Administration degree and a Bachelor’s of Science in Business Administration from the University of California, Riverside and is a Certified Public Accountant (inactive). Mr. Furry’s long experience with public companies and as a financial executive are qualifications which make him an ideal Board member for the Company.

Involvement in Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director or executive officer of our Company: (1) any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “Commission”) or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; and (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies or law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act, as amended), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or associated persons.

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Corporate Governance

The business and affairs of our Company are managed under the direction of the Board of Directors.

Term of Office

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our Company;

●	the director or a family member of the director accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of our Company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our Company made, or from which our Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our Company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of our Company’s outside auditor, or at any time during the past three years was a partner or employee of our Company’s outside auditor, and who worked on our Company’s audit.

Under such definition, Messrs. Faught, Furry and Galvin are independent directors.

Family Relationships

There are no family relationships among any of our officers or directors.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each comprised entirely of independent directors and none of which met in 2018. The Audit Committee has met once in 2019.

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Audit Committee

Our Audit Committee is comprised of three individuals, each of whom is an independent director and at least one of whom is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee does have a charter (which is reviewed annually) and perform several functions. The Audit Committee performs the following:

●	evaluate the independence and performance of, and assess the qualifications of, our independent auditor and engage such independent auditor;

●	approve the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approve in advance any non-audit service to be provided by our independent auditor;

●	monitor the independence of our independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	review the financial statements to be included in our future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and review with management and our independent auditor the results of the annual audit and reviews of our quarterly financial statements; and

●	oversee all aspects our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors.

Compensation Committee

Our Compensation Committee is comprised of three individuals, each of whom is an independent director.

The Compensation Committee does review or recommend the compensation arrangements for our management and employees and also assist our Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and perform several functions.

The Compensation Committee does have the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of three individuals, each of whom is an independent director.

The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. This committee has the authority to oversee the hiring of potential executive positions in our Company. The Nominating and Corporate Governance Committee has a charter (which will be reviewed annually) and performs several functions.

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Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Frederick Furry, Paul Galvin and Robert Faught are “independent directors” as defined in the NASDAQ Listing Rules and Rule 10A-3 promulgated under the Exchange Act. As such, all three independent directors serves on all three of our standing Board committees, with Frederick Furry as Chair of the Audit Committee, Paul Galvin as Chair of the Compensation Committee and Robert Faught as Chair of the Nominating and Corporate Governance Committee.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Following the consummation of this offering, we will post a current copy of the code on our website, www.toughbuilt.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of NASDAQ concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.

Indemnification of Officers and Directors

Chapter 78 of the Nevada Revised Statutes (NRS) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. NRS Chapter 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

Our bylaws provide that we may indemnify our officers, directors, employees, agents and any other persons to the maximum extent permitted by the NRS.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Section 16(a) Beneficial Ownership Reporting Compliance

We do not intend to report compliance thereunder in our proxy statement.

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EXECUTIVE COMPENSATION

The following table summarizes compensation of our named executive officers, as of December 31, 2017 and 2018.

Summary Compensation Table

Name and position	Year	Salary ($)		Bonus ($)	Stock Compensation ($)(6)	Option Awards ($)	All Other Compensation ($) (5)	Total ($)

Michael Panosian	2017	350,000	(1)	50,000	-	448,861	13,956	862,817
Chief Executive Officer	2018	276,250		150,000	224,750	221,336	17,798	890,134

Joshua Keeler	2017	250,000	(2)	35,000	-	-	9,683	294,683
Vice President - R&D	2018	178,000		100,000	207,850	221,336	9,683	716,869

Zareh Khachatoorian	2017	180,000	(3)	-	-	-	-	180,000
Chief Operating Officer	2018	139,500		-	72,000	146,437	-	357,937

Manu Ohri	2017	250,000	(4)	-	-	-	-	250,000
Chief Financial Officer	2018	188,750		50,000	100,000	146,437	-	485,187

(1) Includes $116,000 of salary deferred

(2) Includes $109,600 of salary deferred

(3) Includes $18,000 of salary deferred

(4) Includes $25,000 of salary deferred

(5) Comprised of car allowance.

(6) Stock compensation in lieu of salary deferred outside of Equity Incentive Plans

Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

Employment Agreement with Michael Panosian

We entered into an employment agreement with Mr. Panosian on January 3, 2017 that governs the terms of his employment with us as President and Chief Executive Officer. Under the terms of this agreement, Mr. Panosian received a “sign-on-bonus’ of $50,000. The term of the agreement is for five years and Mr. Panosian is entitled to an annual base salary of $350,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. Mr. Panosian was also granted a stock option to purchase 125,000 shares of the Company’s common stock at an exercise price of $10.00 per share. The employment agreement also entitles Mr. Panosian to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

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Employment Agreement with Josh Keeler

We entered into an employment agreement with Mr. Keeler on January 3, 2017 that governs the terms of his employment with us as Vice President of Research & Development. Under the terms of this agreement, Mr. Keeler received a “sign-on-bonus’ of $35,000. The term of the agreement is for five years and Mr. Keeler is entitled to an annual base salary of $250,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The employment Agreement also entitles Mr. Keeler to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Potential Payments to Messrs. Panosian and Keeler upon Termination or Change in Control

Pursuant to the employment agreements, regardless of the manner in which Messrs. Panosian and Mr. Keeler’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Panosian and Mr. Keeler for the following reasons: (1) death or disability, (2) Termination for Cause (as defined below) or (3) for no reason.

Each such officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 90 days prior to the effective date of such termination.

In the event of such officer’s death during the employment period or a termination due to such officer’s disability, such officer or his or her beneficiaries or legal representatives shall be provided the sum of (a) an amount equal to two times the officer’s then prevailing base salary and (b) the bonus that would have been payable to such officer subject to any performance conditions and (c) certain other benefits provided for in the employment agreement.

In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

Under the employment agreements, “Cause” means: such officer willfully engages in an act or omission which is in bad faith and to the detriment of the Company, engages in gross misconduct, gross negligence, or willful malfeasance, in each case that causes material harm to the Company, breaches this Agreement in any material respect, habitually neglects or materially fails to perform his duties (other than any such failure resulting solely from such officer’s physical or mental disability or incapacity) after a written demand for substantial performance is delivered to such officer which identifies the manner in which the Company believes that such officer has not performed his duties, commits or is convicted of a felony or any crime involving moral turpitude, uses drugs or alcohol in a way that either interferes with the performance of his duties or compromises the integrity or reputation of the Company, or engages in any act of dishonesty involving the Company, disclosure of Company’s confidential information not required by applicable law, commercial bribery, or perpetration of fraud; provided, however, that such officer shall have at least forty-five (45) calendar days to cure, if curable, any of the events which could lead to his termination for Cause.

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Under the employment agreements, “Termination for Good Reason” means any of the following that are undertaken without the officer’s express written consent: (i) the assignment to such officer of principal duties or responsibilities, or the substantial reduction of such officer’s duties and responsibilities, either of which is materially inconsistent with such officer’s position as President and Chief Executive Officer of the Company and Director of design and Development, respectively; (ii) a material reduction by the Company in such officer’s annual Base Salary, except to the extent the salaries of other executive employees of the Company and any other controlled subsidiary of the Company are similarly reduced; (iii) such officer’s principal place of business is, without his consent, relocated by a distance of more than thirty (30) miles from the center of Glendale, California; or (iv) any material breach by the Company of any provision of this Agreement.

Involuntary Termination other than for Cause, Death or Disability or Voluntary Termination for Good Reason Following a Change of Control. If, within twenty-four (24) months following a Change of Control, the officer’s employment is terminated involuntarily by the Company other than for Cause, death, or Disability or by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits, a lump sum payment in the amount equal to four times such officer’s then prevailing base salary in the case of Mr. Panosian and three times such officer’s then prevailing base salary in the case of Mr. Keeler, plus the officer’s target for the annual short term incentive portion of the corporate bonus program for such year as in effect immediately prior to such termination, in addition to any other earned but unpaid base salary or vacation pay due through the date of such termination, as well as a pro rata portion of the executive’s annual short term incentive portion of the corporate bonus program for such year (if any) and a pro rata portion of the executive’s long term incentive portion of the corporate bonus program (if any).

Employment Agreement with Zareh Khachatoorian

We entered into an employment agreement with Mr. Khachatoorian on January 3, 2017 that governs the terms of his employment with us as Chief Operating Officer and Secretary. The term of the agreement is for three years and Mr. Khachatoorian is entitled to an annual base salary of $180,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The employment Agreement also entitles Mr. Khachatoorian to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Company is permitted to terminate the employment of Mr. Khachatoorian for the following reasons: (1) death or disability, (2) Termination for Cause (as defined above) or (3) for no reason. In the event of Mr. Khachatoorian’s (i) death or disability, or (ii) Termination for Cause by the Company, Mr. Khachatoorian or his beneficiaries or legal representatives shall be entitled to payment for all accrued and unpaid compensation and wages and in addition pay to Mr. Khachatoorian a sum equivalent to one month’s salary, but shall have no right to compensation or benefits for any period subsequent to the effective date of his death or disability.

In the event of the termination of Mr. Khachatoorian’s employment for Good Reason, he shall be provided certain benefits listed in the employment agreement and payment of all accrued and unpaid compensation and wages, but executive shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

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Employment Agreement with Manu Ohri

We entered into an employment agreement with Mr. Ohri on January 3, 2017 that governs the terms of his employment with us as Chief Financial Officer of the Company. The term of the agreement is for three years and Mr. Ohri is entitled to an annual base salary of $250,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The employment agreement also entitles Mr. Ohri to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Company is permitted to terminate the employment of Mr. Ohri for the following reasons: (1) death or disability, (2) Termination for Cause (as defined above) or (3) for no reason. In the event of Mr. Ohri’s (i) death or disability, or (ii) Termination for Cause by the Company, Mr. Ohri or his beneficiaries or legal representatives shall be entitled to payment for all accrued and unpaid compensation and wages and in addition pay to Mr. Ohri a sum equivalent to one month’s salary, but shall have no right to compensation or benefits for any period subsequent to the effective date of his death or disability.

In the event of the termination of Mr. Ohri’s employment for Good Reason, he shall be provided certain benefits listed in the employment agreement and payment of all accrued and unpaid compensation and wages, but executive shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

Outstanding Equity Awards at December 31, 2018

2016 Equity Compensation Plan - Grant of options

Name	Date of grant (1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael Panosian	1/03/2017	62,500	62,500	62,500	10.00	7/05/2026
Joshua Keeler	-	-	-	-	-	-
Zareh Khachatoorian	-	-	-	-	-	-
Manu Ohri	-	-	-	-	-	-

(1)	The shares subject to each stock option vest over a four (4) year period, with 25% of the total number of shares subject to the option vesting on the one (1) year anniversary of the date of grant, and the remainder vesting in equal instalments on the last day of each of the thirty six (36) full calendar months thereafter.

2018 Equity Compensation Plan - Grant of options

Name	Date of grant		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael Panosian	9/14/2018	(1)	50,000	150,000	150,000	4.29	6/30/2023
Joshua Keeler	9/14/2018		50,000	150,000	150,000	4.29	6/30/2023
Zareh Khachatoorian	9/14/2018		27,500	82,500	82,500	3.90	6/30/2028
Manu Ohri	9/14/2018		27,500	82,500	82,500	3.90	6/30/2028

(1)	The shares subject to each stock option vest over a three (3) year period, with 25% of the shares subject to the option vested on the grant date and 25% of the shares subject to the option vesting on each anniversary of the grant date.

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2016 Stock Option Plan

On July 16, 2016, our Board of Directors and a majority of the holders of our then outstanding shares of our common stock adopted our 2016 Equity Incentive Plan, which we refer to as the Plan. There are currently 875,000 shares of common stock issued or reserved for issuance under the Plan. There are no options or other awards issued which do not fall under the Plan.

The purpose of our Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The Plan will be administered by the Compensation Committee of our Board of Directors, once established, or by the full board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are eligible to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The types of equity awards that may be granted under the Plan are: (i) incentive stock options (“ISOs”) and non-incentive stock options (“Non-ISOs”); (ii) share appreciation rights (“SARs”); (iii) restricted shares, restricted share units (which are shares granted after certain vesting conditions are met) and unrestricted shares; (iv) deferred share units; and (v) performance awards.

2018 Equity Incentive Plan

Effective July 1, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). This 2018 Plan was adopted in addition to the existing 2016 Stock Equity Incentive. The awards per 2018 Plan may be granted through June 30, 2023 to the Company’s employees, consultants, directors and non-employee directors. The maximum number of shares of our common stock that may be issued under the 2018 Plan is 1,000,000 shares, which amount will be (a) reduced by awards granted under the 2018 Plan, and (b) increased to the extent that awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). No employee will be eligible to receive more than 200,000 shares of common stock in any calendar year under the 2018 Plan pursuant to the grant of awards. On September 12, 2018, the Board of Directors approved to increase the number of shares of common stock reserved for future issuance under this Plan from 1,000,000 shares to 2,000,000 shares. On September 14, 2018, 1,000,000 shares of common stock underlying awards under the 2018 Plan have been granted to the employees and officers 25% vesting immediately on the date of grant and 25% vesting each year thereafter on the anniversary of the grant date.

In connection with the administration of our Plans, our Compensation Committee will:

●	determine which employees and other persons will be granted awards under our Plans;

●	grant the awards to those selected to participate;

●	determine the exercise price for options; and

●	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

Our Compensation Committee will: (i) interpret our Plans; and (ii) make all other determinations and take all other action that may be necessary or advisable to implement and administer our Plans. The Plans provide that in the event of a change of control event, the Compensation Committee or our Board of Directors shall have the discretion to determine whether and to what extent to accelerate the vesting, exercise or payment of an award.

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In addition, our Board of Directors may amend our Plans at any time. However, without shareholder approval, our Plan may not be amended in a manner that would:

●	increase the number of shares that may be issued under the Plans;

●	materially modify the requirements for eligibility for participation in the Plans;

●	materially increase the benefits to participants provided by the Plans; or

●	otherwise disqualify the Plans for an exemption under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under the Plans may not be impaired or affected by any amendment of the Plans, without the consent of the affected grantees.

Directors’ Compensation Plan Information

December 31, 2018

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
2016 Equity Incentive Plan:
Equity compensation plans approved by security holders	125,000	$10.00	875,000
Equity compensation plans not approved by security holders	-	-	-
Total	125,000	$10.00	875,000

2018 Equity Incentive Plan:
Equity compensation plans approved by security holders	1,000,000	$4.06	1,000,000
Equity compensation plans not approved by security holders	-	-	-
Total	1,000,000	$4.06	1,000,000

Non-Employee Director Remuneration Policy

Our Board of Directors has adopted the following non-employee director remuneration policy:

Stock and Option Awards

Each of our non-employee directors may receive up to 50,000 options to purchase shares of common stock (which we refer to as the Annual Director Options) for each fiscal year. The Annual Director Options will be confirmed (together with the exercise price for such options) at the first meeting of our Board of Directors for each fiscal year and shall vest quarterly in arrears. Annual Director Options shall have ten year term and shall be issued under the Plan.

Compensation Committee Review

The Compensation Committee shall, if it deems necessary or prudent in its discretion, reevaluate and approve in January of each such year (or in any event prior to the first board meeting of such fiscal year) the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee shall utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to independent directors of our peer group.

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The Compensation Committee shall also have the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and pursuant to such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

Participation of Employee Directors; New Directors

Unless separately and specifically approved by the Compensation Committee in its discretion, no employee director of our Company shall be entitled to receive any remuneration for service as a director (other than expense reimbursement as per prevailing policy).

New directors joining our Board of Directors shall be entitled to a prorated portion (based on months to be served in the fiscal year in which they join) of cash and stock options or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join the board.

Director Compensation

Our independent directors were compensated as follows in 2018. No policy has yet been set for 2019.

Directors Compensation

December 31, 2018

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compansation ($)	All Other Compansation ($)	Total ($)

Paul Galvin (1)	12,500	-	-	-	-	12,500
Robert Faught (2)	12,500	-	-	-	-	12,500
Frederick Fury (3)	12,500	-	-	-	-	12,500

(1)	Appointed to the board on November 14, 2018 and currently serves as Chairman of the Compensation Committee
(2)	Appointed to the board on November 14, 2018 and currently serves as Chairman of the Nominating and Corporate Governance Committee
(3)	Appointed to the board on November 14, 2018 and currently serves as Chairman of the Audit Committee

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the date of April 21, 2019 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the persons below is c/o ToughBuilt Industries, Inc., 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630.

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		Options Granted vested	Series C
	Common Shares	within 60 days of offering	Convertible Preferred Stock	Class A Units	Series A Warrants	Series B Warrants	Total		Percentage Beneficially Owned (1)
Directors and Officers:
Michael Panosian	1,825,799	112,500		0	0	0	1,938,299		12.35%
Joshua Keeler	647,925	50,000		0	0	0	697,925		4.46%
Zareh Khachatoorian	55,991	27,500		0	0	0	83,491		0.53%
Manu Ohri	151,908	27,500		4,286	4,286	4,286	192,265		1.23%
All Officer and Directors as a Group (4 persons)	2,681,623	217,500		4,286	4,286	4,286	2,911,980		18.58%

5% or Greater Beneficial Owners:
Michael Panosian	1,825,799	112,500		0	0	0	1,938,299		12.35%
Joshua Keeler	647,925	50,000		0	0	0	697,925		4.46%

Hillair Capital Investment	1,314,560	0	4,268	0	0	0	1,556,657	(2)	9.99%

HSPL	1,416,742	0	0	0	0	0	1,416,742		9.09%

(1) Based on 15,582,153 shares of common stock issued and outstanding on April 21, 2019.

(2) As a result of the 9.99% beneficial ownership blocker contained in the Certificate of Designation for the Series C Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

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Our Chief Financial Officer, Manu Ohri, must present information regarding a proposed related-party transaction to our Board of Directors. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Ohri must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Other than as disclosed below, during the last two fiscal years, there have been no related party transactions.

On April 26, 2016, September 1, 2016 and October 5, 2016, Mr. Ohri loaned our Company an aggregate of $130,000. Pursuant to the terms of the promissory notes, the loans were to be repaid on or before December 31, 2016, with interest at 10% per annum payable monthly. The loans were repaid on October 18, 2016. In May 2017, we executed three unsecured promissory notes with Mr. Ohri totaling $400,000, bearing an interest rate of 10% per annum, due on demand or before June 1, 2018. On June 1, 2018, the maturity date of these promissory notes was extended to September 1, 2018. On August 30, 2018, the maturity date of these promissory notes was further extended to September 30, 2018. On September 30, 2018, the maturity date of these notes was extended to the third business day following the date of consummation of the Company’s initial public offering at which time $200,000 of the principal amount of the notes was paid in cash and the balance was paid in 42,105 unregistered be paid in shares of common stock of the Company at a conversion price equal to the per Unit price of the public offering.

Concurrent with the closing of the IPO on November 14, 2018, the following private transaction was consummated in accordance with the related agreements (see Note 9 of the financial statements), all in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended: 136,863 unregistered shares of common stock were issued upon conversion of $650,100 of accrued and unpaid salaries to officers and directors at a conversion price of $4.75 per share.

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Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or compensation committee of any other entity that has one or more of its executive officers serving as a member of our Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. We are not providing disclosure on this point.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Mr. Galvin, Mr. Faught and Mr. Furry, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.toughbuilt.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2018, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

THE AUDIT COMMITTEE:

Frederick D. Furry (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL NO. 1

THE ELECTION OF DIRECTORS

General

Five directors are to be elected at this Annual Meeting to serve until the 2020 annual meeting of shareholders or until for each a successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, Election of the directors requires a plurality of the votes cast at the Annual Meeting.

The following table sets forth the nominees for the Board of Directors. See “Management” for a description of the directors as of the Record Date.

Nominee for Director

Name and Address	Age	Date First Elected or Appointed	Position(s)
Michael Panosian	56	January 1, 2012	President, CEO and Director
Robert Faught	70	November 14, 2018	Director
Frederick D. Furry	50	November 14, 2018	Director
Paul Galvin	55	November 14, 2018	Director
Joshua Keller	40	At the Annual Meeting	DirectorandV.P.– Research & Development

Vote Required

The affirmative vote of a majority of votes cast for this proposal is required to approve the election of directors until the 2020 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

Independence

The Board believes all directors except Mr. Panosian and Mr. Keeler meet the definition of independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

INCREASE IN AUTHORIZED SHARES

General

The Board of Directors has approved a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 100 million to 200 million.

The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

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The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment. Except as otherwise required by law or by a regulation of the New York Stock Exchange, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board of Directors (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Vote Required

The affirmative vote of a majority of issued and outstanding shares of common stock of the Company as of is needed to approve the increase in authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3:

APPROVAL OF GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

We are seeking shareholder approval to grant the Board discretionary authority to amend the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of our Common Stock, par value $0.0001 per share, such split to combine a whole number of outstanding shares of our Common Stock in a range of not less than two (2) shares and not more than ten (10) shares, into one (1) share of Common Stock at any time prior to December 31, 2021 (the “Reverse Split Proposal”).

The amendments will not change the number of authorized shares of Common Stock, preferred stock, or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of Common Stock uniformly.

The Board unanimously approved, and recommended seeking shareholder approval of this Reverse Split Proposal, on April 17, 2019.

Even if the shareholders approve the Reverse Split Proposal, we reserve the right not to effect any reverse stock split if the Board does not deem it to be in the best interests of our shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our shareholders. If this Reverse Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect a reverse stock split.

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The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our shareholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (See “Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the reverse stock split, should the Board of Directors choose to effect one, would be to increase the per share price of our Common Stock. The Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to:

●	Meet certain continued listing requirements of the NASDAQ Stock Market;

●	Appeal to a broader range of investors to generate greater investor interest in the Company; and

●	Improve the perception of our Common Stock as an investment security.

Improve the Perception of Our Common Stock as an Investment Security - We believe that the overall decline in the price of digital assets we generate and volatility of digital asset prices in general in the industry in which we operate, is a significant contributing factor in the decline in the price of our Common Stock. Our Board of Directors unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security including in connection with potential acquisition transactions. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company - An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The reverse stock split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing shareholders.

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Principal Effects of a Reverse Stock Split

If our shareholders approve this Reverse Split Proposal and the Board of Directors elects to effect a reverse stock split, our issued and outstanding shares of Common Stock would decrease at a rate of approximately one share of Common Stock for every two (2) shares to ten (10) shares of Common Stock currently outstanding depending on the amount of the reverse stock split. The reverse stock split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The reverse stock split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interests in the Company, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. The reverse stock split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. Common Stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.

In addition to the change in the number of shares of Common Stock outstanding, a reverse stock split would have the following effects:

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the reverse stock split as part of its plan to maintain the required minimum per share price of the Common Stock under the NASDAQ listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a reverse stock split will increase the number of authorized but unissued shares. The Company may also use authorized shares in connection with the financing of future mergers or acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of April 16, 2019 :

	Current	After Reverse Split if 1:2 Ratio is Selected	After Reverse Split if 1:10 Ratio is Selected
Authorized Common Stock	100,000,000	100,000,000	100,000,000
Common Stock issued and outstanding	15,523,763	7,761,882	1,552,376

Common Stock authorized but unissued	84,476,237	92,238,118	98,447,624

Although a reverse stock split would not have any dilutive effect on our shareholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require shareholder approval, and our Board generally seeks approval of our shareholders in connection with a proposed issuance only if required at that time.

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Required Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock - A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options, warrants, preferred stock and convertible notes in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options, warrants, preferred stock and conversion price of our convertible notes would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan - In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available with respect to shares available for grant granted under our 2018 Equity Incentive Plan so as to avoid the effect of increasing the value of options and shares previously granted.

In addition, a reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, mergers or acquisitions, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its shareholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of Common Stock may enable the Company to better meet its future business needs.

We believe that the current amount of authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our shareholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board will then implement the reverse stock split.

We would then file a certificate of amendment to our Articles of Incorporation with the Secretary of the State of Nevada at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to effect the reverse split. The certificate of amendment would add a new provision providing that holders of our Common Stock immediately prior to the filing of the amendment will receive one share of Common Stock for each number of shares selected by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of Common Stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-two (1:2) or not more than one-for-ten (1:10), as selected by our Board and set forth in the certificate of amendment.

For example, if a shareholder presently holds 100 shares of our Common Stock, he or she would hold 50 shares of Common Stock following a one-for-two reverse stock split, or 10 shares of Common Stock following a one-for-ten reverse stock split, in each case with an additional amount of cash in lieu of fractional shares as described below under “-Fractional Shares.” Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

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As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.

Effect on Beneficial Holders (i.e., Shareholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat Common Stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Shareholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or fractional shares, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares (including fractional shares) of Common Stock held following the reverse stock split.

Effect on Certificated Shares

Upon the reverse stock split our transfer agent will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, shareholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split Common Stock, as applicable (“New Certificates”). No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange Old Certificates. The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Shareholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered shareholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Shareholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

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Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares will have their shares rounded up to the nearest whole share.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of our Common Stock would remain unchanged at $0.0001 per share, if a reverse stock split is effected.

The Company’s shareholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of shareholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.

A reduction in stated capital will, under Nevada law, create a corresponding increase in paid-in surplus (i.e., the excess of net assets over stated capital), and the Company may make distributions, such as the payment of dividends, up to the amount of its surplus provided that the distribution does not cause it to become insolvent, and subject to the limitations of its debt financing agreements.

Potential Anti-Takeover Effect

Even though a potential reverse stock split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our shareholders.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the Company and to shareholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

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This summary does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non−U.S. persons for U.S. federal income tax purposes, certain former citizens or long−term residents of the United States, insurance companies, tax−exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass−through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark−to−market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the reverse stock split. The state and local tax consequences of the reverse split may vary as to each shareholder, depending on the jurisdiction in which such shareholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the reverse stock split. In addition, we do not expect the reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Shareholders. Shareholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split, except to the extent of any cash received in lieu of a fractional share of Common Stock (which fractional share will be treated as received and then exchanged for cash). Each shareholder’s aggregate tax basis in the Common Stock received in the reverse stock split, including any fractional share treated as received and then exchanged for cash, should equal the shareholder’s aggregate tax basis in the Common Stock exchanged in the reverse stock split. In addition, each shareholder’s holding period for the Common Stock it receives in the reverse stock split should include the shareholder’s holding period for the Common Stock exchanged in the reverse stock split.

In general, a shareholder who receives cash in lieu of a fractional share of Common Stock pursuant to the reverse stock split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the reverse stock split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the shareholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain shareholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. Shareholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our Common Stock.

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Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our shareholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the certificate of amendment to our Articles of Incorporation, even if the authority to effect a reverse stock split has been approved by our shareholders at the 2019 Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the shareholders.

Voting by Proxyholder

Your proxyholder (one of the persons named on your proxy card) will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for Proposal No. 3, the Reverse Split Proposal.

Required Vote; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2019 Annual Meeting is required for approval of the amendments of the Company’s articles of incorporation to effect the reverse stock split.

Proposal 3 is considered a “routine” matter. With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or the SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

Because Proposal 3, to approve the Reverse Split Proposal is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO GRANT THE BOARD DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 4

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with certain non-public offerings, issued below the “minimum price” for the Company’s common stock as defined in NASDAQ Rule 5635(d), involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. We may effectuate the approved offerings or transactions in one or more transactions, subject to the limitations herein.

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We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal No. 4 to our shareholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the “Minimum Price” as defined by NASDAQ of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. NASDAQ defines the “minimum price” as the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement;

●	The aggregate number of shares issued in the offerings will not exceed 50,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $50,000,000;

●	Such offerings will occur, if at all, on or before March 31, 2020, unless a shorter time is required by Nasdaq; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock. The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 50,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from shareholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $100,000,000. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

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Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE SHAREHOLDERS IN PROPOSAL NO. 4, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)

Nasdaq Marketplace Rule 5635(b) requires us to obtain shareholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which will result in a change of control of the Company. This rule does not specifically define when a change in control of a Company may be deemed to occur. However, guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, the Nasdaq Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. Since the issuance of the Acquisition Shares will significantly increase the amount of shares of Common Stock outstanding, we do not anticipate that the issuance of securities pursuant to Proposal No. 4, if authorized by the shareholders, will result in a change in control; however, we are seeking the shareholders’ approval on any change in control in accordance with Nasdaq Marketplace Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal No. 1 would result in a change in control.

Shareholders should note that a change of control as described under Nasdaq Marketplace Rule 5635(b) applies only with respect to the application of such Nasdaq rule. Neither Nevada law nor our articles of incorporation or bylaws requires us to obtain shareholder approval of such change in control.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5.

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PROPOSAL NO. 6

APPROVAL OF AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN

Effective July 1, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). This 2018 Plan was adopted in addition to the existing 2016 Stock Equity Incentive. The awards per 2018 Plan may be granted through June 30, 2023 to the Company’s employees, consultants, directors and non-employee directors. The maximum number of shares of our common stock that may be issued under the 2018 Plan is 1,000,000 shares, which amount will be (a) reduced by awards granted under the 2018 Plan, and (b) increased to the extent that awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). No employee will be eligible to receive more than 200,000 shares of common stock in any calendar year under the 2018 Plan pursuant to the grant of awards. On September 12, 2018, the Board of Directors approved to increase the number of shares of common stock reserved for future issuance under this Plan from 1,000,000 shares to 2,000,000 shares. On September 14, 2018, 1,000,000 shares of common stock underlying awards under the 2018 Plan have been granted to the employees and officers 25% vesting immediately on the date of grant and 25% vesting each year thereafter on the anniversary of the grant date. On April 17, 2019, the Board approved an amendment (the “Amendment”) to the 2018 Plan that confirms that the 2018 Plan shall for all purposes comply with and be interpreted in accordance with the Tax Cut and Jobs Act passed in 2017, the principal effect of which is elimination of performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code (the “Code”) and to include any individual who was our then current or former named executive officer as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder and to increase the number of shares authorized for issuance under the Plan to 20,000,000. The Board is recommending and submitting the Amendments to our shareholders for approval.

Reasons for the Proposed Amendments

Commencing with our fiscal 2019 year, the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Code will no longer apply and the deduction limitation under Section 162(m) of the Code will generally apply to compensation paid to any of our then current or former named executive officers.

Also, the Company will utilize the increased equity incentives to retain management, employees and directors and also to ensure that management maintains a reasonable level of equity as the Company grows and utilizes equity to raise capital and perhaps engage in acquisitions of symbiotic businesses should the opportunity arise.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock having voting power present in person or represented by proxy at the 2019 Annual Meeting is required to approve amending the Company’s 2018 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7

THE RATIFICATION OF THE APPOINTMENT OF Marcum LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2019 and has further directed that the selection of Marcum be submitted to a vote of shareholders at the Annual Meeting for ratification.

As described below, the shareholder vote is not binding on the Board. If the appointment of Marcum is not ratified, the Board will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of Marcum is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of Marcum are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

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Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During the year ended December 31, 2018 and 2017, we engaged Marcum as our independent registered accounting firm. For the year ended December 31, 2018, we incurred fees, and for the year ended December 31, 2019, we expect to incur fees, as discussed below:

December 31, 2018
Audit fees	$88,775
Audit-related fees (1)	201,305
Tax fees	0
All other fees	0

(1)	Fees incurred in conjunction with our 2018 initial public offering, including audit of our financial statements for the year ended December 31, 2017.

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. Our audit committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 7.

PROPOSAL NO. 8 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR THE 2019 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2020 must be received by us no later than January 31, 2020. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

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Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our secretary. To be timely, a shareholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

ANNUAL REPORT

Upon written request to Secretary, ToughBuilt Industries, Inc. at 25371 Commercentre Drive
Suite 200 Lake Forest, CA 92630, we will provide without charge to each person requesting a copy of our 2017 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2018 Annual Report, are available on our Internet website at www.toughbuilt.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Panosian
Michael Panosian
Chairman of the Board of Directors

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APPENDIX A

Certificate of Amendment
to the
Articles of Incorporation
of ToughBuilt Industries, Inc.

ToughBuilt Industries, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”) hereby certifies as follows:

l. Section 3 of the Corporation’s Articles shall be amended by adding the following section to the end of Section 3 of the Amended and Restated Articles, that reads as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Corporation’s Articles of Incorporation, as amended, [each               shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above] [the Corporation’s number of shares of authorized common stock shall be 200,000,000.”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this      day of                  , 201_.

A-1

APPENDIX B

ANNUAL REPORT ON FORM 10-K

B-1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

[X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2018

[  ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___ until ___

Commission File Number 001-38739

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	46-0820877
(State or other jurisdiction of	(I.R.S. Employer
incorporation organization)	Identification No.)

25371 Commercentre Drive, Suite 200 Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 528-3100

Securities Registered under Section 12(b) of the Act

Common Stock, $0.0001 par value per share

Series A Warrants to purchase shares of common stock, par value $0.0001 per share

Class A Units, each consisting of one share of our common stock, par value $0.0001 per share, and a Series A Warrant to purchase one share our common stock and a Series B Warrant to purchase one share of our common stock

Securities Registered under Section 12(g) of the Act

None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [  ] No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes [  ] No [X]

Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [  ]

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit post such files). Yes [X] No [  ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [X]	Smaller reporting company [X]

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]	Emerging growth company

[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [  ] No [X]

The aggregate market value of the 979,083 shares of voting stock held by non-affiliates of the registrant on June 30, 2018 was $0 because the registrant was not yet public, so no market existed for its common stock.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date.

Shares Outstanding
Title of Class	March 27, 2019
Common Stock	14,436,978

DOCUMENTS INCORPORATED BY REFERENCE

None.

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Cautionary Note Regarding Forward-Looking Information

This Report on Form 10-K, in particular Part II Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements represent our expectations, beliefs, intentions or strategies concerning future events, including, but not limited to, any statements regarding our assumptions about financial performance; the continuation of historical trends; the sufficiency of our cash balances for future liquidity and capital resource needs; the expected impact of changes in accounting policies on our results of operations, financial condition or cash flows; anticipated problems and our plans for future operations; and the economy in general or the future of the defense industry, all of which were subject to various risks and uncertainties.

When used in this Report on Form 10- K and other reports, statements, and information we have filed with the Securities and Exchange Commission (“Commission” or “SEC”), in our press releases, presentations to securities analysts or investors, in oral statements made by or with the approval of an executive officer, the words or phrases “believes,” “may,” “will,” “expects,” “should,” “continue,” “anticipates,” “intends,” “will likely result,” “estimates,” “projects” or similar expressions and variations thereof are intended to identify such forward-looking statements. However, any statements contained in this Report on Form 10-K that are not statements of historical fact may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

We do not assume the obligation to update any forward-looking statement. You should carefully evaluate such statements in light of factors described in this annual report. In this Form 10-K, ToughBuilt Industries, Inc. (“ToughBuilt”) has identified important factors that could cause actual results to differ from expected or historic results. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete list of all potential risks or uncertainties.

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PART I

Item 1 Description of Business

Overview

Our company was formed on April 9, 2012 as Phalanx, Inc., under the laws of the State of Nevada and changed its name to ToughBuilt Industries, Inc. on December 29, 2015. We were formed to design, manufacture and distribute innovative tools and accessories to the building industry. We market and distribute various home improvement and construction product lines for both do it yourself (“DIY”) and professional markets under the TOUGHBUILT® brand name, within the global multibillion dollar per year tool market. All of our products are designed by our in-house design team. Since our initial launch of product sales six years ago, we have experienced significant annual sales growth from approximately $1,000,000 in 2013 to over $15,000,000 in 2018.

Since August 2013, pursuant to a Service Agreement, we have been collaborating with Belegal, a Chinese firm, whose team of experts has provided ToughBuilt with additional engineering, sourcing services and quality control support for our operations in China. Belegal assists us with supply-chain management (process and operations in China) for our operations in China, among other things, facilitating the transmission of our purchase orders to our suppliers in China, conducting “in-process” quality checking and inspection, and shipping end-products manufactured in China to their final destinations. In accordance with the agreement, we pay all of the monthly costs for payroll, overhead and other operation expenses associated with the Belegal’s activities on behalf of ToughBuilt.

Our business is currently based on development of innovative and state of the art products, primarily in tools and hardware category, with particular focus on building and construction industry with the ultimate goal of making life easier and more productive for the contractors and workers alike. Our current product line includes two major categories related to this field, with several additional categories in various stages of development, consisting of Soft Goods and Kneepads and Sawhorses and Work Products.

ToughBuilt designs and manages its product life cycles through a controlled and structured process. We involve customers and industry experts from our target markets in the definition and refinement of our product development. Product development emphasis is placed on meeting and exceeding industry standards and product specifications, ease of integration, ease of use, cost reduction, design-for manufacturability, quality and reliability.

Our mission consists, of providing products to the building and home improvement communities that are innovative, of superior quality derived in part from enlightened creativity for our end users while enhancing performance, improving well-being and building high brand loyalty.

Recent Business Developments

The following highlights recent developments in our business over the past four years:

●	In 2015, we entered into contractual agreements with 11 additional distributors and retailers.

●	In 2016, we entered into contractual agreements with an additional 15 distributors and retailers, and our sales increased from $8,761,362 in 2015 to $9,216,863 in 2016.

●	In 2017, we entered into contractual agreements with an additional six distributors and retailers, and our sales increased from $9,216,863 in 2016 to $14,201,836 in 2017.

●	In March 2017, we leased approximately 8,300 square feet of office facility in Lake Forest, California for both corporate and sales and research and development purposes.

●	In 2018, we entered into contractual agreements with two additional distributors and retailers.

●	We launched a new line of miter-saw stands with three different SKUs and a new line of gloves with 16 different SKUs. Our sales increased from $14,201,836 in 2017 to $15,289,400 in 2018.

●	In November 2018, we completed our initial public offering (“IPO”), pursuant to which we received net proceeds of $12,415,500 after deducting underwriting discounts and commissions of $934,500. The Company incurred $743,765 in expenses related to the IPO.

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Products

We create innovative products that help our customers build faster, build stronger and work smarter. We accomplish this by listening to what our customers wants and need and researching how professionals work, then we create tools that help them save time, save hassle and save money.

TOUGHBUILT® manufactures and distributes an array of high quality and rugged tool belts, tool bags and other personal tool organizer products. We also manufacture and distribute a complete line of knee pads for various construction applications. Our line of job-site tools and material support products consists of a full line of miter-saw and table saw stands and saw horses/job site tables and roller stands. All of our products are designed and engineered in the United States and manufactured in China and India under our quality control supervision. We do not need government approval for any of our products.

Our soft sided tool storage line is designed for a wide range of do-it-yourself and professional needs. This line of pouches and tool and accessories bags is designed to organize your tools faster and easier. Interchangeable pouches clip on and off any belt, bag ladder wall or vehicle. Our products let you carry what you want so you have it when you want it.

ToughBuilt’s wide mouth tool carry-all bags come in sizes from 12 inches to 30 inches. They all have steel reinforced handles and padded shoulder straps which allow for massive loads to be carried with ease. Rigid plastic hard-body lining protects everything inside. Double mesh pockets included inside provide complete visibility for stored items. They include a lockable zipper for added security and safety and secondary side handles for when it takes more than one to carry the load.

All of these products have innovative designs with unique features that provide extra functionality and enhanced user experience. Patented features such as our exclusive “Cliptech” mechanism incorporated in some of the products in this line are unique in these products for the industry and have distinguished the line from other similarly situated products thus we believe, increasing appeal amongst the other products of this category in the professional community and among the enthusiasts.

Soft Goods

The flagship of the product line is the Soft Goods line that consists of over 100 variations of tool pouches, tool rigs, tool belts and accessories, tools bags, totes, variety of storage solutions, and office organizers/bags for laptop/tablet/cellphones, etc. Management believes that the breadth of the line is one of the deepest in the industry and has specialized designs to suit professionals from all sectors of the industry including plumbers, electricians, framers, builders and more.

We have a selection of over 10 models of kneepads, some with revolutionary and patented design features that allow the users to interchange components to suit particular conditions of use. Management believes that these kneepads are among the best performing kneepads in the industry. Our “all terrain” knee pad protection with snapshell technology is part of our interchangeable kneepad system which helps to customize the jobsite needs. They are made with superior quality using multilevel layered construction, heavy duty webbing and abrasion-resistant PVC rubber.

Sawhorses and Work Products

The second major category consists of Sawhorses and Work Support products with their unique designs and robust construction targeted for the most discerning users in the industry. The innovative designs and construction of the more than 15 products in this category have led to the sawhorses becoming the best sellers of category everywhere they are sold. The newest additions in this category include several stands and work support products that are quickly gaining recognition in the industry and are expected to position themselves in the top tier products in a short time. Our sawhorse line, miter saw, table saw & roller stands are built to very high standards. Our sawhorse/jobsite table is fast to set up, holds 2,400 pounds, has adjustable heights, is made of all metal construction and has a compact design. These lines of products are slowly becoming the standard in the construction industry.

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All of our products are designed in house with unending innovation and the highest standards to achieve features and benefits for not only the professional construction worker but also for the do-it-yourself person.

Business Strategy

Our product strategy is to develop product lines in a number of categories rather than focus on a single line of goods. This approach allows for rapid growth, wider brand recognition, and may ultimately result in increased sales and profits within an accelerated time period. We believe that building brand awareness of our current ToughBuilt lines of products will expand our share of the pertinent markets. Our business strategy includes the following key elements:

●	A commitment to technological innovation achieved through consumer insight, creativity and speed to market;
●	A broad selection of products in both brand and private labels;
●	Prompt response;
●	Superior customer service; and
●	Value pricing.

We will continue to consider other market opportunities while focusing on our customers’ specific requirements to increase sales.

Market

According to “Statista & Statistic Brain” the annual revenue in the construction industry was $1.731 trillion for 2016. There was approximately $394.6 billion in home improvement sales in the U.S. in 2018 (https://www.statista.com/statistics/239759/predicted-sales-of-home-improvement-retailers-in-the-us/). The heavy and civil engineering industry is over $260 billion with tools and hardware alone totaling over $60 billion for that same time period. In 2016, there were approximately 729,000 construction companies in the United States employing more than 7.3 million employees. In addition to the construction market, our products are marketed to the “do it yourself” and home improvement market place. The home improvement industry has fared much better in the aftermath of the Great Recession then the housing market. The U.S. housing stock of more than 130 million homes requires regular investment merely to offset normal depreciation. And many households that might have traded up to more desirable homes during the downturn decided instead to make improvements to their current homes. Meanwhile, federal and state stimulus programs encouraged homeowners and rental property owners to invest in energy-efficient upgrades that they might otherwise have deferred. Finally, many rental property owners, responding to a surge in demand from households either facing foreclosure or nervous about buying amid the housing market uncertainty, reinvested in their units.

As a result, improvement and repair spending held up well compared to residential construction spending. According to “Home Improvement – Still Growing in 2019”, on www.hiri.org, “the HIRI/IHS Markit forecast expects 5.5% growth in the home improvement products market in 2019 after a strong 6.2% in 2018.”

Total home improvement products sales are expected to increase 5.5% in 2018 to $420 billion in total sales. The Professional Market is expected to increase 6.0% in 2019 over 2018 and the Consumer Market will see a sales increase of 5.3%.

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TOUGHBUILT® products are available worldwide in many major retailers ranging from home improvement and construction products and services stores to major online outlets. Currently, we have strong placement in Home Depot, Menards, Toolbank (UK), Bunning’s (Australia), Princess Auto (Canada), Dong Shin Tool PIA (S. Korea) as well as seeking to grow our sales in global markets such as Western and Central Europe, Russia and Eastern Europe, South America and the Middle East.

Retailers by region include:

United States: Home Depot, Menards, GM products, Fire Safety, Hartville Hardware, ORR, Pooley, YOW, Wesco, Buzzi, and Western Pacific Building Materials.

Canada: Princess Auto

United Kingdom: Toolbank (distribution throughout the U.K. and online selling for Europe).

France: Birck

Australia: Bunnings

New Zealand: Bunnings

Russia: VSEInstrumenti.ru

South Korea: Dong Shin Tool PIA Co., Ltd.

We are actively expanding into markets in Mexico and Latin American Countries the Middle East, the UAE and South Africa.

We are currently in product line reviews and discussions with Lowe’s, Home Depot Canada, Do It Best, True Value and other major retailers both domestically and internationally. A product line review requires the supplier to submit a comprehensive proposal which includes product offerings, prices, competitive market studies and relevant industry trends and other information. Management anticipates, within the near term, adding to its customer base up to three major retailers, along with several distributors and private retailers within six sectors and among 56 targeted countries.

Innovation and Brand Strength

Management believes that the robust capabilities at ToughBuilt eclipse those of most competitors as not every distributor or factory has the ability to quickly identify industry and end user opportunities and execute quickly to deliver winning product lines consistently. Also, in our view, most distributors and factories do not have a recognizable and reputable brand or the proven ability to reach major retailers globally to position their products and brands. We believe that we are able to take a design from concept to market within a very short period of time.

Product and Services Diversification

TOUGHBUILT® is a singular brand with a driven team that is poised to scale into a highly recognized global entity. We aim to grow ToughBuilt with several significant subsidiaries in the next few years to become the hub/platform for professionals, DIY’s (Do It Yourselfers) and passionate builders everywhere. Management anticipates that future subsidiaries will focus on licensing, gear, mobile, equipment rentals and maintenance services.

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New Products

Tools

In 2018, we have ordered and launched a new line of gloves and 28 SKUs of tool belt and pouches. We also intend to launch the following tools in the fourth quarter of 2019:

●	Clamp line

●	Hammer line

●	Pliers line

●	Screwdriver line

●	Tape measure line

●	Utility knife line

Mobile Device Products

Since 2013, we have been planning, designing, engineering and sourcing the development of a new line of ToughBuilt mobile devices and accessories to be used in the construction industry and by building enthusiasts. We are planning to have our mobile device products ready to market by mid to late 2019, at which time we intend to commence marketing and selling our mobile device products to our current global customer base. We believe that increasing numbers of companies in the construction industry are requiring their employees to utilize mobile devices not just to communicate with others but to utilize the special apps that will allow the construction workers to do their job better and more efficiently. All of our mobile devices are designed and built in accordance with IP-68 and military standards level of durability and with the cooperation of Foxconn Manufacturing.

Our ruggedized mobile line of products was created to place customized technology and wide varieties of data in the palm of the building professionals and enthusiasts such as contractors, subcontractors, foreman, general laborers etc. The devices, accessories and custom apps allow the users to plan with confidence, organize faster, find labor and products faster, estimate accurately, purchase wisely, protect themselves, workers and their business, create and track invoicing faster and easier.

By the fourth quarter of 2019, we intend to launch our T.55 rugged mobile phones and earbud headphones, as well as a “T-Dock”, attachable battery, tri lens camera and tough shield cover and accessories. In the fourth quarter of 2019, we also intend to launch the following accessories: car charger, QI charger, car mounts and earbud pack, and we will look at sales in the following industries: construction, industrial, military and law enforcement and “.coms”.

In the fourth quarter of 2019, we intend to launch the following applications for our mobile phones:

1.	National building codes
2.	Inspection booking
3.	Labor ready
4.	Estimating apps & programs
5.	Structural engineers
6.	Architects
7.	Building plans
8.	Workers comp
9.	Equipment insurance
10.	Project insurance & bonds
11.	Vehicle insurance
12.	Liability insurance
13.	Umbrella insurance
14.	Collection agencies
15.	Construction loans
16.	Small business loans
17.	Job listings
18.	Tool exchange

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Agreement with Foxconn

On October 18, 2016, we entered into a Project Statement of Work Agreement (“SOW”) with Hon Hai Precision Ind. Co., Ltd., a corporation organized under the law of Taiwan (referred to as “Foxconn”) to design, manufacture and supply to us a certain rugged mobile telephone (the “Product”). The Company will pay to Foxconn all fees and costs required to develop the Product. The Product will be developed by Foxconn to our specifications. We will submit to Foxconn written specifications, features and concepts required to be included in the Product. The specifications are subject to review and update by the parties and upon written approval by the parties such new or revised specifications will become part of the SOW. The SOW also provides dates for completion of deliverables, such as prototypes, “Beta” testing of the Product, sample assembly of the prototype and commencement of mass production of the Product. We may terminate the SOW at any time, in which case we must pay the costs for those portions of the development work completed by Foxconn up to the date of termination. The SOW is governed, construed and enforced in accordance with the laws of the State of California.

Mobile Device Market

Based upon an annual white paper published by the Mobile and Wireless Practice of Venture Development Corporation, we believe that an increasing number of companies are requiring their employees to transact business in the field and/or other non-traditional office environments. Because of this and other factors, the construction industry is accelerating its acceptance of wireless technology. We further believe that the construction industry, like other industries, will be leveraging mobile and wireless solutions to address the need for greater collaboration among a highly mobile and distributed workforce.

We believe that mobility is one of the top technology trends that construction companies are focusing on in 2018 and beyond. Mobile technology continues to have a significant impact on business, specifically with regard to business communication as this technology enhances the ability for colleagues at different locations to easily communicate, enhances customer experience through the improvement of applications and websites available to consumers to do business through their devices “at their fingertips”, and optimizes business operations as there is instant access to business functions at any time and from any location. (“Impact of Mobile Technology in Business Communication”, by John Smith, dated November 19, 2016 (https://www.business2community.com/tech-gadgets/impact-mobile-technology-business-communication-01704702).

While the construction industry has widely adopted solutions such as push to talk (PTT) telephony applications, the use of mobile and wireless data applications has been limited. IT solutions in general and mobile and wireless solutions specifically have been adopted at varying degrees within organizations and to support the various phases of construction projects. Currently the business planning, engineering and procurement operations have more effectively deployed IT solutions while actual construction operations have fallen behind in IT infrastructure and field automation solutions. The construction and engineering workforce is inherently mobile. However, construction sites have never effectively leveraged (wireless) communications networks to connect these distributed and often remote workers and their assets. Nevertheless, construction project managers require real time access to a variety of information, including real time tool inventory management, raw materials deliveries, job costing, time stamping and general project management information. The challenge, however, is the lack of network access on construction sites resulting in an information bottleneck on the job site. Buoyed by advances in wireless technologies – including coverage, performance, security and cost of ownership – we believe this is becoming an issue of the past for construction operations.

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Mobile Apps

We intend to include apps on our mobile devices and are developing, with a third party applications developer, apps which will include, among other things, building codes, permitting, estimating and job listings. The purposes of the apps that are being developed include:

●	To reduce construction delays. Gathering real-time information at the job site about issues such as trades and contractors present at the site, construction progress, or incidents, can reduce overall project delays. This critical information helps to bring issues to light that might put projects on hold, and keep construction on schedule.

●	To improve communication with owners and project stakeholders. Completing daily reports at the job site on mobile devices and sending automated emails can tighten the communication loop with project stakeholders. When all parties involved in the project have access to the same information at the same time, errors are reduced and issues requiring attention can be addressed faster.

●	To increase back-office efficiency. By eliminating the use of paper and spreadsheets, construction companies can save hundreds of hours spent on data entry, collating information for reporting, or looking for paperwork that has been lost or filed away. Increasing back-office efficiency allows projects to be run leaner and to be completed on time and on budget.

●	To improve accountability of field staff. Staff travel times, GPS locations and time spent on-site can all be consistently monitored with mobile apps. This improves accountability and reduces labor costs. Costs can be also reduced with mobile timesheets that record clock-in/clock-out time to the minute.

●	To improve accuracy of project documentation. Using mobile apps to capture information at the job site improves accuracy and reduces issues that arise from illegible handwriting, inconsistent data, and information gaps. Photos, GPS, time stamps and signatures captured on-site provide an accurate and indisputable audit trail for the project, delivering accountability to clients or evidence in legal disputes.

●	To improve equipment management. Construction companies that use a database-driven mobile solution can maximize the use of equipment through better management and tracking. Real-time information about maintenance schedules, availability, and equipment locations helps to improve inventory planning and use.

●	To utilize real-time mobile access to plans and bylaws. With apps that provide two-way access to information, construction companies can file electronic versions of drawings, plans or bylaws for quick offline access by teams in the field. This improves productivity and reduces the need for re-work.

Sales Strategy

The devices, accessories and bolt on digital tools will be sold through relevant home improvement big box stores, direct marketing to thousands of construction companies, direct marketing to thousands of trade/ wholesale outlets and to professional outlets.

Intellectual Property

We hold several patents and trademarks of various durations and believe that we hold, have applied for or license all of the patent, trademark and other intellectual property rights necessary to conduct our business. We utilize trademarks (licensed and owned) on nearly all of our products and believe having distinctive marks that are readily identifiable is an important factor in creating a market for our goods, in identifying our brands and our Company, and in distinguishing our goods from the goods of others. We consider our ToughBuilt®, Cliptech®, and Fearless® trademarks to be among our most valuable intangible assets. Trademarks registered both in and outside the U.S. are generally valid for ten years, depending on the jurisdiction, and are generally subject to an indefinite number of renewals for a like period on appropriate application

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In the first quarter of 2019, the United States Patent and Trademark Office (USPTO) granted two new design patents (US D840,961 S and US D841,635 S) that cover ToughBuilt’s ruggedized mobile devices, which are valid for a period of 15 years.

We also rely on trade secret protection for our confidential and proprietary information relating to our design and processes for our products. We have entered into and will continue to enter into confidentiality, non-competition and proprietary rights assignment agreements with our employees and independent contractors. We have entered into and will continue to enter into confidentiality agreements with our suppliers to protect our intellectual property.

Competition

The tool equipment and accessories industry is highly competitive on a worldwide basis. We compete with a significant number of other tool equipment and accessories manufacturers and suppliers to the construction, home improvement and Do-It-Yourself industry, many of which have the following:

●	Significantly greater financial resources than we have;

●	More comprehensive product lines;

●	Longer-standing relationships with suppliers, manufacturers, and retailers;

●	Broader distribution capabilities;

●	Stronger brand recognition and loyalty; and

●	The ability to invest substantially more in product advertising and sales.

Our competitors’ greater capabilities in the above areas enable them to better differentiate their products from ours, gain stronger brand loyalty, withstand periodic downturns in the construction and home improvement equipment and product industries, compete effectively on the basis of price and production, and more quickly develop new products. These competitors include DeWalt, Caterpillar and Samsung Active.

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Initial Public Offering

On November 14, 2018, the Company completed its initial public offering (“IPO”), pursuant to which it sold 2,670,000 Class A Units (“Class A Unit”), each Unit consisting of one share of common stock, par value $0.0001 per share, one Series A Warrant to purchase one share of common stock (“Series A Warrant”) and one Series B Warrant to purchase one share of common stock (“Series B Warrant”) at a purchase price of $5.00 per Class A Unit. The Company received net proceeds from the IPO of $12,415,500 after deducting underwriting discounts and commission of $934,500. The Company incurred $743,765 in expenses related to the IPO.

Concurrent with the closing of the IPO on November 14, 2018, the following private transactions were consummated in accordance with the related agreements (see Notes 6, 7, 8 and 9 to the financial statements), all in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended:

(a)	1,366,768 unregistered Class A Units were issued upon the conversion of outstanding shares of Class B Convertible Preferred Stock at a conversion price of $3.50 per Class A Unit.

(b)	42,105 unregistered shares of common stock were issued upon conversion of the $200,000 principal amount of a promissory note due to an officer at a conversion price of $4.75 per share.

(c)	1,726,678 unregistered Class A Units were issued upon conversion of outstanding convertible debt instruments (consisting of all principal amounts and accrued and unpaid interest through the date of the IPO) at a conversion price of $5.00 per Unit.

(d)	136,863 unregistered shares of common stock were issued upon conversion of $650,100 of accrued and unpaid salaries to officers and directors at a conversion price of $4.75 per share.

(e)	215,625 unregistered Class A Units issued upon the conversion of outstanding principal amount of unsecured promissory notes at a conversion price of $4.00 per Unit.

On December 17, 2018, pursuant to the Underwriting Agreement dated November 8, 2018, by and between the Company and the underwriters named therein (the “Representative”), the Representative, on behalf of the underwriters, agreed to partially exercise the over-allotment option to purchase an additional 25,000 shares of Common Stock, par value $0.0001, at a price of $4.98 per share, 400,500 Series A Warrants, at a price of $0.01 per warrant and 400,500 Series B Warrants, at a price of $0.01 per warrant. The Company received net proceeds from the exercise of over-allotment option of $121,909 after deducting commission and expenses of $10,601.

Employees

As of March 27, 2019, we have 15 full-time employees and 13 independent contractors and consultants. We also engage consultants on an as-needed basis to supplement existing staff. All of our employees, consultants and contractors that are involved with sensitive and/or proprietary information have signed non-disclosure agreements.

Item 1A Risk Factors

As a smaller reporting company, we are not required to supply the information required by this item.

Item 1B Unresolved Staff Comments

The Company has no, and has not had since inception, unresolved comments with the Commission Staff.

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Item 2 Properties

We currently lease approximately 8,300 square feet of office space. at 25371 Commercentre Drive, Suite 200, Lake Forest, CA 92630 as our principal offices. We believe these facilities are in good condition and satisfy our operational requirements. We intend to seek additional leased space, which will include some warehouse facilities, as our business efforts increase.

Item 3 Legal Proceedings

From time to time, we are involved in lawsuits, claims, investigations and proceedings, including pending opposition proceedings involving patents that arise in the ordinary course of business. There are no matters pending that we expect to have a material adverse impact on our business, results of operations, financial condition or cash flows, except as set forth below.

On August 16, 2016, Edwin Minassian filed a complaint against the Company and Michael Panosian, our CEO, in the Superior Court of California, County of Los Angeles. The complaint alleges breach of oral contracts to pay Mr. Minassian for consulting and finder’s fees, and to hire him as an employee. The complaint further alleges, among other things, fraud and misrepresentation relating to the alleged tender of $100,000 to the Company in exchange for “a 2% stake in ToughBuilt” of which only $20,000 was delivered. The complaint seeks unspecified monetary damages, declaratory relief concerning the plaintiff’s contention that he has an unresolved 9% ownership stake in ToughBuilt and other relief according to proof.

On April 12, 2018, the Court entered judgments against the Company and Mr. Panosian in the amounts of $7,080 and $235,542, plus awarding Mr. Minassian a 7% ownership interest in the Company (the “Judgments”). Mr. Minassian served notice of entry of the judgments on April 17, 2018 and the Company and Mr. Panosian received notice of the entry of the default judgments on April 19, 2018.

On April 25, 2018, the Company and Mr. Panosian filed a motion to have the April 12, 2018 default judgment on Plaintiff’s Complaint, the February 13, 2018 defaults, and April 14, 2017 Order for terminating sanctions striking Defendants’ Answer set aside on the basis of their former attorney’s declaration that his negligence resulted in the default judgment, default, and terminating sanctions being entered against the Company and Mr. Panosian. The motion was denied on August 29, 2018 as a result of a court hearing held on August 3, 2018. On September 13, 2018, the Company and Mr. Panosian satisfied the Judgments by the Company making a payment of $252,924.69 (which includes $10,303.48 post judgment interest) to Mr. Minassian and by Mr. Panosian issuing him shares reflecting a 7% ownership stake in the Company from management-owned shares. On October 18, 2018, the Company and Mr. Panosian filed a Notice of Appeal in the Superior Court of the State of California, Los Angeles County, with respect to the Order denying their motion for relief from the above-referenced judgment.

Item 4 Mine Safety Disclosures

None.

13

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market information

Our common stock is currently quoted on Nasdaq Capital Market under the symbol “TBLT”, our units under the symbol “TBLTU”, and warrants under the symbol “TBLTW”. Trading in our common stock has historically lacked consistent volume, and the market price has been volatile.

On March 27, 2019, the closing price for our common stock as reported on the Nasdaq Capital Market was $1.76 per share.

Securities outstanding and holders of record

On March 27, 2019, there were approximately 184 shareholders of record for our common stock and 14,436,978 shares of our common stock issued and outstanding.

Dividend Policy

We have never paid any cash dividends on our common stock. We anticipate that we will retain funds and future earnings to support operations and to finance the growth and development of our business. Therefore, we do not expect to pay cash dividends in the foreseeable future following this offering. Any future determination to pay dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirements and other factors that our Board of Directors deems relevant. In addition, the terms of any future debt or credit financings may preclude us from paying dividends.

Information respecting equity compensation plans

The 2016 Equity Incentive Plan

The 2016 Equity Incentive Plan (the “2016 Plan”) was adopted by the Board of Directors and approved by the shareholders on July 6, 2016. The awards per 2016 Plan may be granted through July 5, 2026 to the Company’s employees, consultants, directors and non-employee directors provided such consultants, directors and non-employee directors render good faith services not in connection with the offer and sale of securities in a capital-raising transaction. The maximum number of shares of our common stock that may be issued under the 2016 Plan is 2,000,000 shares, which amount will be (a) reduced by awards granted under the 2016 Plan, and (b) increased to the extent that awards granted under the 2016 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2016 Plan). No employee will be eligible to receive more than 125,000 shares of common stock in any calendar year under the 2016 Plan pursuant to the grant of awards.

On January 3, 2017, the Board of Directors of the Company approved and granted to the President/Chief Executive Officer of the Company an option to purchase One Hundred and Twenty Five Thousand (125,000) shares of the Company’s Common Stock (“Option”) under the Company’s 2016 Equity Incentive Plan (the “Plan”). The Option has an exercise price that is no less than $10.00 per share and will vest over four (4) years, with 25% of the total number of shares subject to the Option vesting on the one (1) year anniversary of the date of grant and, the remainder vesting in equal installments on the last day of each of the thirty-six (36) full calendar months thereafter. Vesting depends on the Officer’s continued service as an employee with the Company and will be subject to the terms and conditions of the Plan and the written Stock Option Agreement governing the Option. As of January 3, 2017, the Company estimated the fair value of the options using the Black-Scholes option pricing model was $448,861.

The 2018 Equity Incentive Plan

Effective July 1, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). This 2018 Plan supplements, and does not replace, the existing 2016 Equity Incentive Plan. Awards may be granted under the 2018 Plan through June 30, 2023 to the Company’s employees, officers, consultants, and non-employee directors. The maximum number of shares of our common stock that may be issued under the 2018 Plan is 1,000,000 shares, which amount will be (a) reduced by awards granted under the 2018 Plan, and (b) increased to the extent that awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). No employee will be eligible to receive more than 200,000 shares of common stock in any calendar year under the 2018 Plan pursuant to the grant of awards. On September 12, 2018, the Board of Directors approved an increase in the number of shares of common stock reserved for future issuance under this Plan from 1,000,000 shares to 2,000,000 shares. On September 14, 2018, 1,000,000 options to purchase shares of common stock underlying awards under the 2018 Plan were granted to the employees and officers, 25% vesting immediately on the date of grant and 25% vesting each year thereafter on the three subsequent anniversaries of the grant date. The Company estimated the fair value of the options using the Black-Scholes option pricing model was $1,241,417.

14

Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Prospective investors should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and the related notes and other financial information included elsewhere in this annual report. Some of the information contained in this discussion and analysis or set forth elsewhere in this annual report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements.” You should review the “Risk Factors” section of this prospectus for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. All share and per share numbers have been retroactively adjusted to reflect the 1-for-2 reverse stock split effected on September 13, 2018.

Company History

Our Company was formed on April 9, 2012 as Phalanx, Inc., under the laws of the State of Nevada and changed its name to ToughBuilt Industries, Inc. on December 29, 2015.

Business Overview

Our Company was formed to design, manufacture and distribute innovative tools and accessories to the building industry. The global tool market industry is a multibillion dollar business.

ToughBuilt’s business is based on development of innovative and state of the art products, primarily in tools and hardware category, with particular focus on building and construction industry with the ultimate goal of making life easier and more productive for the contractors and workers alike.

ToughBuilt’s current product line includes three major categories related to this field, with several additional categories in various stages of development, consisting of Soft Goods & Kneepads and Sawhorses & Work Products.

JOBS Act

On April 5, 2012, the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.

We are in the process of evaluating the benefits of relying on other exemptions and reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, as an “emerging growth company,” we intend to rely on certain of these exemptions from, without limitation, (i) providing an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act and (ii) complying with any requirement that may be adopted by the Public Company Accounting Oversight Board (PCAOB) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements, known as the auditor discussion and analysis. We will remain an “emerging growth company” until the earliest of (a) the last day of our fiscal year following the fifth anniversary of the IPO, (b) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (c) the last day of our fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or Exchange Act (which would occur if the market value of our equity securities that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter), or (d) the date on which we have issued more than $1 billion in nonconvertible debt during the preceding three-year period.

15

FOR THE YEAR ENDED DECEMBER 31, 2018

For the year ended December 31, 2018 compared to the year ended December 31, 2017

Revenues

Revenues for the years ended December 31, 2018 and 2017 were $15,289,400 and $14,201,836, respectively, consisted of metal goods and soft goods sold to customers. Revenues increased in 2018 over 2017 by $1,087,564, or 7.7%, primarily due to wide acceptance of our products in the tools industry and receipt of recurring sales orders for metal goods and soft goods from our existing customers and new customers, and introduction and sale of new soft goods products to our customers.

Cost of Goods Sold

Cost of goods sold for the years ended December 31, 2018 and 2017 was $11,794,206 and $10,234,838, respectively. Cost of goods sold increased in 2018 over 2017 by $1,559,368 or 15.2%, primarily due to the increase in materials cost of steel and plastics polyester to manufacture metal goods and soft goods and increase in labor cost in China. Cost of goods sold as a percentage of revenues in 2018 was 77.1% as compared to cost of goods sold as a percentage of revenues in 2017 of 72.1%. We expect to reverse the trend and reduce our cost of goods sold as a percentage of revenue as we achieve operational efficiencies in production and work with automated state of the art factories to manufacture our product lines.

Operating Expenses

Operating expenses consist of selling, general and administrative expenses, litigation expense, and research and development costs. Selling, general and administrative expenses (the “SG&A Expenses”) for the years ended December 31, 2018 and 2017 were $6,937,704 and $6,070,868, respectively. SG&A Expenses increased in 2018 over 2017 by $866,836 or 14%, primarily due to hiring additional employees, independent contractors and consultants to grow the Company. SG&A expense in 2018 as a percentage of revenues was 45.4% as compared to SG&A expense in 2017 as a percentage of revenues was 42.7%. We expect our SG&A expense will continue to increase as the Company plans to bring professional management team and staff on board, expend cash to raise capital for new products development, and acquire a new warehouse/storage facility to expand its operations and maintain finished products inventory on hand.

Litigation expense for the years ended December 31, 2018 and 2017 was $1,192,488 and $0, respectively. Litigation expense consisted of a cash award of $252,950 and issuance of shares of common stock reflecting 7% ownership stake in us to Edwin Minassian in satisfaction of the Judgments. We have recorded the litigation expense of $1,192,488 and have satisfied the Judgments by payment of $252,950 and by issuing him shares of common stock reflecting a 7% ownership stake in us.

Research and development costs (the “R&D”) for the years ended December 31, 2018 and 2017 were $1,816,389 and $1,675,093, respectively. R&D costs increased in 2018 over 2017 by $141,296 or 8.4%, primarily due to the costs incurred in developing new tools, a ruggedized mobile device, software applications to run on the mobile device related to construction industry, and stock-based compensation expense and bonuses to R&D management team. We expect R&D costs to continue to increase as the Company embarks on developing new tools for the construction industry, and the attachments for the ruggedized mobile device with new software applications.

16

Other Expense

Other expense consisted of inducement cost for debt conversions, amortization of debt issuances and debt discounts, change in the fair value of warrant derivate and interest expense for the years ended December 31, 2018 and 2017, respectively. -Inducement cost for debt conversions consisted of costs relating to conversion of notes payable, conversion of convertible debentures, and conversion of convertible preferred stockholders’ debt valued at $3,542,161 and $0 for the years ended December 31, 2018 and 2017, respectively. Amortization costs of debt issuances and debt discounts were $2,202,617 and $1,089,204 for the years ended December 31, 2018 and 2017, respectively. The Company recorded an expense of $14,336,425 and $0 for the years ended December 31, 2018 and 2017, respectively, attributed to the change in the fair value associated with our warrant derivative. Interest expense for the years ended December 31, 2018 and 2017 was $1,118,822 and $1,073,290, respectively. The Company raised capital from debt financing in October 2016 and issued convertible preferred stock during March 2018 and May 2018, and issued promissory notes in August 2018. The debt holders and the Company mutually agreed to convert their debt into Class A Units at the IPO.

Net Loss

Due to factors set forth above, we recorded a net loss of $27,651,412 for the year ended December 31, 2018 as compared to a net loss of $5,941,457 for the year ended December 31, 2017.

Liquidity and Capital Resources

We have recently reversed our historical liquidity shortages.

On November 14, 2018, the Company consummated its IPO whereby it sold a total of 2,670,000 Class A Units, each Unit consisting of one share of common stock, par value $0.0001 per share, and a Series A Warrant to purchase one share of common stock and a Series B Warrant to purchase one share of common stock, on an offer price of $5.00 for each unit of a share and a Series A Warrant and a Series B Warrant (“Class A Unit”). The Company received net proceeds from the IPO of $12,415,500 after deducting underwriting discounts and commission of $934,500. The Company incurred $743,765 in expenses related to the IPO.

On December 17, 2018, pursuant to the Underwriting Agreement dated November 8, 2018, by and between the Company and the underwriters named therein (the “Representative”), the Representative, on behalf of the underwriters, agreed to partially exercise the over-allotment option to purchase an additional 25,000 shares of Common Stock, par value $0.0001, at a price of $4.98 per share, 400,500 Series A Warrants, at a price of $0.01 per warrant and 400,500 Series B Warrants, at a price of $0.01 per warrant. The Company received net proceeds from the exercise of over-allotment option of $121,909 after deducting commission and expenses of $10,601.

Although our sales increased by 7.7% during the year ended December 31, 2018 compared to the same period in 2017, we are continuing to focus our efforts on increased marketing campaigns, and distribution programs to strengthen the demand for our products globally. Management anticipates that our capital resources will improve and our products gain wider market recognition and acceptance resulting in increased product sales.

We had $5,459,884 in cash at December 31, 2018 as compared to $44,348 at December 31, 2017.

As of December 31, 2018, the Company’s principal sources of liquidity consisted of approximately $5.5 million of cash and future cash generated from operations. The Company believes its current cash balances coupled with anticipated cash flow from operating activities will be sufficient to meet its working capital requirements for at least one year from the date of the issuance of the accompanying financial statements. The Company continues to control its cash expenses as a percentage of expected revenue on an annual basis and thus may use its cash balances in the short-term to invest in revenue growth. Based on current internal projections, the Company believes it has and/or will generate sufficient cash for its operational needs, including any required debt payments, for at least one year from the date of issuance of the accompanying financial statements. Management is focused on growing the Company’s existing product offering, as well as its customer base, to increase its revenues. The Company cannot give assurance that it can increase its cash balances or limit its cash consumption and thus maintain sufficient cash balances for its planned operations or future acquisitions. Future business demands may lead to cash utilization at levels greater than recently experienced. The Company may need to raise additional capital in the future. However, the Company cannot assure that it will be able to raise additional capital on acceptable terms, or at all. Subject to the foregoing, management believes that the Company has sufficient capital and liquidity to fund its operations for at least one year from the date of issuance of the accompanying financial statements.

CASH FLOWS

Net cash flows used in operating activities for the year ended December 31, 2018 was $8,243,414, attributable to a net loss of $27,651,412, offset by depreciation expense of $120,723, amortization of original issuance of debt discount and debt issuance cost and non-cash inducement cost for debt conversion of $5,278,132, change in the fair value of warrant derivative of $14,336,425, stock-based litigation settlement expense of $939,538, stock-based compensation expense of $557,042, stock issued in lieu of deferred salaries of $650,100 and net increase in operating assets of $1,154,073, and net decrease in liabilities of $1,319,889. The Company offered cash discounts to its customers and factors to accelerate payments of accounts receivable. In addition, the Company negotiated extended payment terms with its suppliers, vendors and related parties to conserve its cash. Net cash flows used in operating activities for the year ended December 31, 2017 was $1,429,468, attributable to net loss of $5,941,457, offset by depreciation expense of $119,627, amortization of original issuance of debt discount and debt issuance cost of $1,089,204, stock-based compensation expense of $112,215, and net increase in operating assets of $326,576, and net increase in liabilities of $3,517,519.

17

There was no net cash used by investing activities for the year ended December 31, 2018. Net cash used by investing activities for the year ended December 31, 2017 was $69,926, attributable to cash paid for purchase of property and equipment.

Net cash provided by financing activities for the year ended December 31, 2018 was $13,658,951, primarily attributable to net cash proceeds from sale of common stock of $11,671,735, proceeds from sale of convertible preferred stock of $1,201,157 and proceeds from notes payable of $752,579. Net cash provided by financing activities for the year ended December 31, 2017 was $209,812, primarily attributable to cash proceeds from notes payable of $400,000, cash payment of debt issuance cost of $25,000, and cash payments from notes payable of $165,188.

We recorded a net increase in cash of $5,415,536 for the year ended December 31, 2018.

Recent Financings

October 2016 Financings

Sale of Debenture

On January 16, 2018, the holders of the convertible debentures and the Company agreed to amend the terms of their securities purchase agreement originally executed in October 2016. We agreed to issue and deliver to (i) Hillair Capital an amended and restated debenture in the principal amount of $4,182,709 with an interest rate increased to 10% per annum and an additional 41,826 shares of Class B Convertible Preferred Stock, and to (ii) HSPL Holdings, LLC an amended and restated debenture in the principal amount of $2,117,501 with an interest rate increased to 10% per annum and an additional 21,174 shares of Class B Convertible Preferred Stock. The amended debentures are comprised of the original debentures principal balance and all accrued but unpaid interest as of the date of the amendment. The original redemption dates have been removed under the amendment, with the entire principal and accrued interest balances being due on September 1, 2018. On August 22, 2018, the holders of the convertible debentures originally issued in October 2016 and the Company agreed to further extend the maturity date of the debentures until October 15, 2018 and then, the earlier of the date of closing of the Company’s initial public offering and November 15, 2018, in exchange for consideration for issuance of 37,500 shares of the Company’s Class B Convertible Preferred Stock.

March 2018 Private Placement

On January 8, 2018, the Company conducted a private placement of its securities in which the Company offered to sell a minimum of 160,000 units and a maximum of 300,000 units to certain accredited investors, with each such unit consisting of (i) one half of a share of the Company’s Class B Convertible Preferred Stock, par value of $0.0001 per share, and (ii) one half of a warrant to purchase one half share of the Company’s common stock, par value $0.0001 per share. Each unit will be sold at a price of $5.00 per unit. Each warrant has an initial exercise price of $12.00 per share, subject to adjustment, and is exercisable for a period of five years from the date of issuance. The Company sold 162,000 units at a price of $5.00 per unit for gross proceeds of $810,000, and received on March 14, 2018, cash proceeds of $613,200, net of commissions of $64,800 earned by the placement agent on capital raise, $128,000 in legal fees, and $4,000 in escrow fees. Each of the units contained one half of a share of Class B Convertible Preferred Stock and one half of a Class B Warrant to purchase a share of our common stock for an aggregate of 81,000 shares of Class B Convertible Preferred Stock and 81,000 Class B Warrants. The placement agent received warrants to purchase up to 4,050 shares of our common stock at an exercise price of $12.00 per share.

May 2018 Private Placement

On May 2, 2018, the Company conducted a confidential private placement of its securities in which the Company offered to sell a maximum 140,000 units to certain accredited investors, with each such unit consisting of (i) one half of a share of the Company’s Class B Convertible Preferred Stock, par value of $0.0001 per share, and (ii) one half of a warrant to purchase one half of a share of the Company’s common stock, par value $0.0001 per share. Each unit will be sold at a price of $5.00 per unit. Each warrant has an initial exercise price of $12.00 per share, subject to adjustment, and is exercisable for a period of five years from the date of issuance. The Company sold all 140,000 units for gross proceeds of $700,000, and received cash proceeds of $587,957 on May 15, 2018, net of commissions and fees of $74,574 earned by the placement agent on capital raise, $33,469 in legal fees, and $4,000 in escrow fees. The Company issued to the underwriter 3,500 Placement Agent Warrants at their fair value of $12,527.

18

August 2018 Financing

Pursuant to the terms of August 2018 financing, the Company executed six (6) promissory notes, unsecured, with original issuance debt discount of 15%, for a cumulative principal sum of $862,500 on September 4, 2018. The Company promised to pay the note holders the principal sum of $862,500 on earlier of (i) the third trading day after the closing of the Company’s initial public offering, and (ii) November 30, 2018 or such earlier date as these promissory notes are required or permitted to be repaid. On closing of this offering, on September 5, 2018, the Company received cash proceeds of $652,579, net of commission and fees of $62,850 earned by the placement agent on capital raise, $30,571 in legal fees, and $4,000 in escrow fees. In addition, the Company issued to the six note holders 18,750 shares of Class B Convertible Preferred Stock valued at $120,394, and 7,500 warrants to the placement agent, valued at their fair value of $26,843. On October 19, 2018 , the holders of these notes agreed to convert all amounts due to them into unregistered Class A Units at a per Unit conversion price equal to 80% of the per Unit purchase price of a Class A Unit in the Company’s initial public offering.

Initial Public Offering

On November 14, 2018, the Company consummated its IPO whereby it sold a total of 2,670,000 Class A Units, each Unit consisting of one share of common stock, par value $0.0001 per share, and a Series A Warrant to purchase one share of common stock and a Series B Warrant to purchase one share of common stock, on an offer price of $5.00 for each unit of a share and a Series A Warrant and a Series B Warrant (“Class A Unit”). The Company received net proceeds from the IPO of $12,415,500 after deducting underwriting discounts and commission of $934,500. The Company incurred $743,765 in expenses related to the IPO. $3,657,507 of the proceeds were allocated to warrant derivative on our balance sheet as a result of our Series B Warrant issuance which were deemed to be a derivative liability.

November 2018 Private Transactions

Concurrent with the closing of the IPO on November 14, 2018, the following private transactions were consummated in accordance with the related agreements (see Notes 6, 7, 8 and 9 of the financial statements), all in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended:

(a)	1,366,768 unregistered Class A Units were issued upon the conversion of outstanding shares of Class B Convertible Preferred Stock at a conversion price of $3.50 per Class A Unit.

(b)	42,105 unregistered shares of common stock were issued upon conversion of the $200,000 principal amount of a promissory note due to an officer at a conversion price of $4.75 per share.

(c)	1,726,678 unregistered Class A Units were issued upon conversion of outstanding convertible debt instruments (consisting of all principal amounts and accrued and unpaid interest through the date of the IPO) at a conversion price of $5.00 per Unit.

(d)	136,863 unregistered shares of common stock were issued upon conversion of $650,100 of accrued and unpaid salaries to officers and directors at a conversion price of $4.75 per share.

(e)	215,625 unregistered Class A Units issued upon the conversion of outstanding principal amount of unsecured promissory notes at a conversion price of $4.00 per Unit.

On December 17, 2018, pursuant to the Underwriting Agreement dated November 8, 2018, by and between the Company and the underwriters, the underwriters agreed to partially exercise the over-allotment option to purchase an additional 25,000 shares of common stock, par value $0.0001, at a price of $4.98 per share, 400,500 Series A Warrants, at a price of $0.01 per warrant and 400,500 Series B Warrants, at a price of $0.01 per warrant. The Company received net proceeds from the exercise of over-allotment option $121,909 after deducting commission and expenses of $10,601.

19

January 2019 Warrant Exchange

On January 24, 2019, the Company entered into exchange agreements with two institutional investors pursuant to which these investors exercised Series A Warrants to purchase 424,116 shares of its common stock, for total gross proceeds to the Company of $2,332,638. Those investors also exchanged Series A Warrants to purchase 508,940 shares of its common stock into 508,940 shares of its common stock and received new warrants to purchase an aggregate of 933,056 shares of its common stock. These new warrants have terms substantially similar to the terms of the Company’s Series A Warrants, except that the per share exercise price of the new warrants is $3.77, and the warrants are not exercisable until the six-month anniversary of the date of issuance thereof.

Off Balance Sheet Arrangements

None.

Seasonality

Our business is a seasonal business as a result of our China-based production. For the first calendar quarter, we are not able to ship our products from China due to the hiatus as a result of their New Year holidays. We make up the lost sales from the first calendar quarter in the subsequent quarters.

Significant Accounting Policies

See the footnotes to our audited financial statements for the year ended December 31, 2018, included with this annual report.

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Item 8 Financial Statements and Supplementary Data

TOUGHBUILT INDUSTRIES, INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2018 AND 2017

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of ToughBuilt Industries, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of ToughBuilt Industries, Inc. (the “Company”) as of December 31, 2018 and 2017, the related statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum LLP
Marcum llp
We have served as the Company’s auditor since 2016.
Costa Mesa, California March 29, 2019

F-2

TOUGHBUILT INDUSTRIES, INC.

BALANCE SHEETS

	December 31, 2018	December 31, 2017
ASSETS
Current Assets
Cash	$5,459,884	$44,348
Accounts receivable	985,854	153,407
Factor receivables, net of allowance for sales discounts of $13,000 at December 31, 2018 and 2017, respectively	1,542,835	1,663,398
Inventory	379,915	98,672
Prepaid assets	222,000	52,500
Total Current Assets	8,590,488	2,012,325

Property and equipment, net	224,196	344,919
Security deposit	36,014	44,567
Total Assets	$8,850,698	$2,401,811

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable	$1,962,901	$2,331,224
Accrued liabilities	717,453	731,191
Accrued payroll taxes	150,559	469,271
Accrued interest	-	699,576
Other current liabilities	167,333	86,873
Advance from officer	-	400,000
Loan payable - Factor	1,304,512	1,078,941
Warrant derivative	23,507,247	-
Convertible debentures, net of debt discount and debt issuance cost of $0 and $835,854 at December 31, 2018 and 2017, respectively	-	4,864,146
Total Current Liabilities	27,810,005	10,661,222

Total Liabilities	27,810,005	10,661,222

Commitments and contingencies (Note 9)

Convertible Preferred Stock
Class B Convertible Preferred Stock, $0.0001 par value, 5,000,000 shares authorized; 0 shares and 198,875 shares issued and outstanding, net of discount of $0 and $196,758 at December 31, 2018 and 2017 respectively	-	1,490,013

Stockholders’ Deficit
Common stock, $0.0001 par value, 100,000,000 shares authorized; 9,870,873 shares and 3,679,500 shares issued and outstanding at December 31, 2018 and 2017, respectively	987	368
Additional paid in capital	20,152,107	1,711,197
Accumulated deficit	(39,112,401)	(11,460,989)
Total Stockholders’ Deficit	(18,959,307)	(9,749,424)

Total Liabilities, Convertible Preferred Stock and Stockholders’ Deficit	$8,850,698	$2,401,811

The accompanying notes are an integral part of these financial statements.

F-3

TOUGHBUILT INDUSTRIES, INC.

STATEMENTS OF OPERATIONS

	For The Year Ended December 31,
	2018	2017
Revenues, Net of Allowances
Metal Goods	$7,174,618	$6,470,877
Soft Goods	8,114,782	7,730,959
Total Revenues, Net of Allowances	15,289,400	14,201,836

Cost of Goods Sold
Metal Goods	5,897,354	4,892,078
Soft Goods	5,896,852	5,342,760
Total Cost of Goods Sold	11,794,206	10,234,838

Gross Profit	3,495,194	3,966,998

Operating Expenses
Selling, general and administrative	6,937,704	6,070,868
Litigation expense	1,192,488	-
Research and development	1,816,389	1,675,093
Total Operating Expenses	9,946,581	7,745,961

Operating Loss	(6,451,387)	(3,778,963)

Other Income (Expense)
Inducement cost for debt conversions	(3,542,161)	-
Amortization of debt issuances and debt discounts	(2,202,617)	(1,089,204)
Change in the fair value of warrant derivative	(14,336,425)	-
Interest expense	(1,118,822)	(1,073,290)
Total Other Income (Expense)	(21,200,025)	(2,162,494)

Net Loss Before Income Taxes	(27,651,412)	(5,941,457)

Income taxes	-	-

Net Loss	(27,651,412)	(5,941,457)

Accretion of Redeemable Convertible Preferred Stock Dividend	(3,667,620)	-
Common Stock Deemed Dividend	(980,375)	-

Net Loss Attributable to Common Stockholders	$(32,299,407)	$(5,941,457)

Basic and Diluted Net Loss Per Share	$(7.22)	$(1.61)

Weighted Average Number of Shares Outstanding - Basic and Diluted	4,476,403	3,679,500

The accompanying notes are an integral part of these financial statements.

F-4

TOUGHBUILT INDUSTRIES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

	Common Stock		Additional Paid-in	Accumulated
	Number	Amount	Capital	Deficit	Total
Balance - January 1, 2017	3,679,500	$368	$1,598,982	$(5,519,532)	$(3,920,182)
Stock-based compensation expense	-	-	112,215	-	112,215
Net loss	-	-	-	(5,941,457)	(5,941,457)
Balance – December 31, 2017	3,679,500	368	1,711,197	(11,460,989)	(9,749,424)

Stock-based compensation expense	8,334	1	557,041	-	557,042
Stock issued in settlement of litigation	-	-	939,538	-	939,538
Conversion of Class B convertible preferred stock	1,366,768	137	4,961,431	-	4,961,568
Issuance of warrants to third parties for capital raise	-	-	594,293	-	594,293
Conversion of deferred salaries	136,863	14	650,086	-	650,100
Conversion of convertible debentures	1,726,678	172	6,267,924	-	6,268,096
Conversion of advance from officer	42,105	4	199,996	-	200,000
Conversion of notes payable	215,625	22	782,728	-	782,750
Sale of common stock in public offering	2,670,000	267	8,013,961	-	8,014,228
Sale of common stock in over-allotment to underwriters	25,000	2	121,907	-	121,909
Common stock deemed dividend	-	-	(980,375)	-	(980,375)
Accretion of redeemable convertible preferred stock dividend	-	-	(3,667,620)		(3,667,620)
Net loss	-	-	-	(27,651,412)	(27,651,412)
Balance - December 31, 2018	9,870,873	$987	$20,152,107	$(39,112,401)	$(18,959,307)

The accompanying notes are an integral part of these financial statements.

F-5

TOUGHBUILT INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2018	2017
Cash Flows from Operating Activities:
Net loss	$(27,651,412)	$(5,941,457)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation	120,723	119,627
Amortization of original issue discount and debt issuance cost and non-cash inducement cost for debt conversion	5,278,132	1,089,204
Stock issued in settlement of litigation	939,538	-
Change in the fair value of warrant derivative	14,336,425	-
Stock-based compensation expense	557,042	112,215
Stock issued in lieu of deferred salaries	650,100	-
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(832,446)	19,639
Decrease (increase) in factor receivables	120,563	(424,486)
(Increase) decrease in inventory	(281,243)	77,006
(Increase) decrease in prepaid expenses	(169,500)	32,500
Decrease (increase) in security deposits	8,553	(31,235)
(Decrease) increase in accounts payable	(368,323)	1,959,692
(Decrease) Increase in accrued payroll taxes	(318,713)	352,105
(Decrease) increase in accrued interest	(699,576)	607,109
Increase in other current liabilities	80,461	86,873
(Decrease) increase in accrued liabilities	(13,739)	511,740
Net cash used in operating activities	(8,243,415)	(1,429,468)

Cash Flows from Investing Activities:
Cash paid for purchase of property and equipment	-	(69,926)
Net cash used in investing activities	-	(69,926)

Cash Flows from Financing Activities:
Proceeds from sale of common stock, net of costs	11,671,735	-
Proceeds from sale of common stock of overallotment, net of costs	121,909	-
Proceeds from sale of convertible preferred stock, net of costs	1,201,157	-
Proceeds from notes payable, net of costs	752,579	-
Cash repayments of notes payable	(114,000)	-
Proceeds from notes payable, related parties	-	400,000
Payments for debt issuance cost	-	(25,000)
Payment of advance from officer	(200,000)	-
Cash proceeds (payments) from loans payable	225,571	(165,188)
Net cash provided by financing activities	13,658,951	209,812

Net increase (decrease) in cash	5,415,536	(1,289,582)

Cash, beginning of the period	44,348	1,333,930

Cash, end of the period	$5,459,884	$44,348

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$-	$-
Cash paid for interest	$638,693	$466,181

Supplemental disclosures of non-cash investing and financing activities:
Conversion of deferred salaries into common stock	$650,100	$-
Conversion of notes payable of officer into common stock	$200,000	$-
Conversion of notes payable into Class A Units	$862,500	$-
Conversion of convertible debentures into Class A Units	$8,633,390	$-
Conversion of convertible preferred stock into Class A Units	$6,833,839	$-
Issuance of Class B Warrants for capital raise	$594,293	$-
Accretion of redeemable convertible preferred stock dividend	$3,667,620	$-
Common stock deemed dividend	$980,375	$-

The accompanying notes are an integral part of these financial statements.

F-6

TOUGHBUILT INDUSTRIES, INC.

Notes to Financial Statements

December 31, 2018 and 2017

NOTE 1: NATURE OF OPERATIONS

Nature of Operations

In these notes, the terms “us”, “we”, “it”, “its”, “ToughBuilt”, the “Company” or “our” refer to ToughBuilt Industries, Inc. ToughBuilt Industries, Inc. was incorporated under the laws of the State of Nevada on April 9, 2012 under the name Phalanx, Inc.

The Company designs and distributes innovative and superior quality tools and accessories to the home improvement community and the building industry. The Company aspires to augment brand loyalty in part from the enlightened creativity of its end users throughout the global tool market industry. The Company holds exclusive licenses to develop, manufacture, market, and distribute various home improvement and construction product lines for both Do-it-Yourself (“DIY”) and professional trade markets under the TOUGHBUILT® brand name.

TOUGHBUILT® distributes products in the following categories, all designed and engineered in the United States and manufactured by third party vendors in China:

●	tool belts, tool bags and other personal tool organizer products;
●	complete line of knee pads for various construction applications; and
●	job-site tools and material support products consisting of a full line of miter-saws and table saw stands, saw horses/job site tables and roller stands.

On November 14, 2018, the Company completed its initial public offering (“IPO”), pursuant to which it sold 2,670,000 Class A Units (“Class A Unit”), each Unit consisting of one share of common stock, par value $0.0001 per share, one Series A Warrant to purchase one share of common stock (“Series A Warrant”) and one Series B Warrant to purchase one share of common stock (“Series B Warrant”) at a purchase price of $5.00 per Class A Unit. The Company received net proceeds from the IPO of $12,415,500 after deducting underwriting discounts and commission of $934,500. The Company incurred $743,765 in expenses related to the IPO.

On December 17, 2018, pursuant to the Underwriting Agreement dated November 8, 2018, by and between the Company and the underwriters named therein (the “Representative”), the Representative on behalf of the underwriters agreed to partially exercise the over-allotment option to purchase an additional 25,000 shares of common stock, par value $0.0001, at a price of $4.98 per share, 400,500 Series A Warrants, at a price of $0.01 per warrant and 400,500 Series B Warrants, at a price of $0.01 per warrant. The Company received net proceeds from the exercise of over-allotment option of $121,909 after deducting commission and expenses of $10,601.

Basis of Presentation and Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company. The financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. In the opinion of the Company’s management, the financial statements reflect all adjustments, which are normal and recurring in nature, necessary for fair financial statement presentation.

Liquidity

As of December 31, 2018, the Company’s principal sources of liquidity consisted of approximately $5.5 million of cash and future cash generated from operations. The Company believes its current cash balances coupled with anticipated cash flow from operating activities will be sufficient to meet its working capital requirements for at least one year from the date of the issuance of the accompanying financial statements. The Company continues to control its cash expenses as a percentage of expected revenue on an annual basis and thus may use its cash balances in the short-term to invest in revenue growth. Based on current internal projections, the Company believes it has and/or will generate sufficient cash for its operational needs, including any required debt payments, for at least one year from the date of issuance of the accompanying financial statements. Management is focused on growing the Company’s existing product offering, as well as its customer base, to increase its revenues. The Company cannot give assurance that it can increase its cash balances or limit its cash consumption and thus maintain sufficient cash balances for its planned operations or future acquisitions. Future business demands may lead to cash utilization at levels greater than recently experienced. The Company may need to raise additional capital in the future. However, the Company cannot assure that it will be able to raise additional capital on acceptable terms, or at all. Subject to the foregoing, management believes that the Company has sufficient capital and liquidity to fund its operations for at least one year from the date of issuance of the accompanying financial statements.

F-7

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents. The Company did not have any cash equivalents at December 31, 2018 and 2017, respectively.

Accounts Receivable

Accounts receivable represent income earned from the sale of tools and accessories for which the Company has not yet received payment. Accounts receivable are recorded at the invoiced amount and adjusted for amounts management expects to collect from balances outstanding at period-end. The Company estimates the allowance for doubtful accounts based on an analysis of specific accounts and an assessment of the customer’s ability to pay, among other factors. At December 31, 2018 and 2017, no allowance for doubtful accounts was recorded.

The Company accounts for the transfer of accounts receivable to a third party under a factoring type arrangement in accordance with Accounting Standards Codification (“ASC”) 860, “Transfers and Servicing”. ASC 860 requires that several conditions be met in order to present the transfer of accounts receivable as a sale. Even though the Company has isolated the transferred (sold) assets and has the legal right to transfer its assets (accounts receivable), it does not meet the third test of effective control since its accounts receivable sales agreement with a third-party factor requires it to be liable in the event of default by one of its customers. Because it does not meet all three conditions, it does not qualify for sale treatment of its accounts receivable, and its debt thus incurred is presented as a secured loan liability, entitled “Loan payable - factor”, on its balance sheet. The Company recorded a sales discount of $13,000 at December 31, 2018 and 2017, respectively.

Inventory

Inventory is valued at the lower of cost or net realizable value using the first-in, first-out method.  The reported net value of inventory includes finished saleable products that will be sold or used in future periods.  The Company reserves for obsolete and slow-moving inventory. At December 31, 2018 and 2017, there were no reserves for obsolete and slow-moving inventory.

Property and Equipment

Property and equipment are recorded at cost, less accumulated depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives of the assets which range from three to seven years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the related assets when they are placed into service. The Company evaluates property and equipment for impairment periodically to determine if changes in circumstances or the occurrence of events suggest the carrying value of the asset or asset group may not be recoverable. Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized.

Long-lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed of significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset compared to the estimated future undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss equal to the excess of the carrying value over the assets fair market value is recognized when the carrying amount exceeds the undiscounted cash flows. The impairment loss is recorded as an expense and a direct write-down of the asset. No impairment loss was recorded during the years ended December 31, 2018 and 2017, respectively.

F-8

Fair Value of Financial Instruments and Fair Value Measurements

The Company adheres to ASC 820, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 applies to reported balances that are required or permitted to be measured at fair value under existing accounting pronouncements; accordingly, the standard does not require any new fair value measurements of reported balances.

ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

●	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

●	Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals.

●	Level 3 inputs are unobservable inputs for the asset or liability, which is typically based on an entity’s own assumptions, as there is little, if any, related market activity.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

The fair value of the Company’s warrant derivative recorded in the Company’s financial statements was determined using the Monte Carlo simulation valuation methodology and the quoted price of the Company’s common stock in an active market, a Level 3 measurement. Volatility was based on the actual market activity of the Company’s peer group. The expected life was based on the remaining contractual term of the warrants, and the risk free interest rate was based on the implied yield available on U.S. Treasury Securities with a maturity equivalent to the warrants’ expected life.

The Company calculated the estimated fair value of warrants on the date of issuance and at each subsequent reporting date using the following assumptions:

Year Ended
December 31, 2018
Risk-free interest rate	2.54% – 2.71%
Contractual term	0.95 - 1.0 year
Expected volatility	35% - 40%

Level 3 Fair Value Sensitivity

Warrant derivative

The fair value of the warrant derivative includes the estimated volatility and risk free rate. The higher/lower the estimated volatility, the higher/lower the value of the debt conversion feature liability. The higher/lower the risk free interest rate, the higher/lower the value of the debt conversion feature liability.

From time to time, the Company sells common stock warrants that are derivative instruments. The Company does not enter into speculative derivative agreements and does not enter into derivative agreements for the purpose of hedging risks.

The table below provides a reconciliation of the beginning and ending balances for the warrant derivative which is measured at fair value using significant unobservable inputs (Level 3):

Balance, December 31, 2017	$—
Fair value of warrant derivative at Issuance date (Note 6, 7 and 10)	(9,170,822)
Total realized and unrealized gains (losses):
Change in the fair value of warrant derivative	(14,336,425)
Balance, December 31, 2018	$(23,507,247)

Revenue Recognition

The Company recognizes revenue when the product is delivered to the customer, and the ownership is transferred. The Company’s revenue recognition policy is based on the revenue recognition criteria established under the SEC’s Staff Accounting Bulletin No. 104. The criteria and how the Company satisfy each element are as follows: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred per the terms of the signed contract; (3) the price is fixed and determinable; and (4) collectability is reasonable assured. Revenue is recognized net of rebates and customer allowances, as appropriate.

F-9

Income Taxes

The Company accounts for income taxes following the asset and liability method in accordance with the ASC 740 “Income Taxes.” Under such method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. The Company applies the accounting guidance issued to address the accounting for uncertain tax positions. This guidance clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements as well as provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies interest and penalty expense related to uncertain tax positions as a component of income tax expense. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years that the asset is expected to be recovered or the liability settled. A valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the period in which related temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in its assessment of a valuation allowance.

Stock Based Compensation

The Company accounts for employee stock-based compensation in accordance with ASC 718-10, “Share-Based Payment,” which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options, restricted stock units, and employee stock purchases based on estimated fair values.

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing formula. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. The Company’s determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding the number of highly subjective variables.

The Company estimates volatility based upon the historical stock price of the comparable companies and estimates the expected term for employee stock options using the simplified method for employees and directors and the contractual term. The risk-free rate is determined based upon the prevailing rate of United States Treasury securities with similar maturities.

The Company recognizes forfeitures as they occur rather than applying a prospective forfeiture rate in advance.

Earnings (Loss) Per Share

The Company computes net earnings (loss) per share in accordance with ASC 260, “Earnings per Share”. ASC 260 requires presentation of both basic and diluted net earnings per share (“EPS”) on the face of the statement of operations. Basic EPS is computed by dividing earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of Class A and B warrants, convertible preferred stock and convertible debentures. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Potentially dilutive securities that are not included in the calculation of diluted net loss per share because their effect is anti-dilutive are as follows (in common equivalent shares):

	December 31, 2018	December 31, 2017

Common stock warrants	13,070,417	206,309
Stock options exercisable to common stock	1,125,000	125,000
Shares issuable upon conversion of debt	-	579,247
Shares issuable upon conversion of preferred stock	-	198,875
Total potentially dilutive securities	14,195,417	1,109,431

F-10

Segment Reporting

The Company operates one reportable segment referred to as the tools segment. A single management team that reports to the Chief Executive Officer comprehensively manages the business. Accordingly, the Company does not have separately reportable segments.

Recent Accounting Pronouncements

As an emerging growth company, the Company has elected to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Securities and Exchange Act of 1934, as amended.

In June 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) ASU 2018-07, Compensation – Stock Compensation (Topic 718), Improvements to Nonemployee Share-Based Payment Accounting. This ASU is intended to simplify aspects of share-based compensation issued to non-employees by making the guidance consistent with accounting for employee share-based compensation. This guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within that fiscal year. Early adoption is permitted. The Company is currently in the process of evaluating the impact of this guidance on our condensed financial statements.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842).” The objective of this update is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. This ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020 and is to be applied utilizing a modified retrospective approach. The Company is currently evaluating this guidance to determine the impact it may have on its financial statements.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities.” The main objective of this update is to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information. The new guidance addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. This ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Company is currently evaluating this guidance to determine the impact it may have on its financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes a majority of existing revenue recognition guidance under US GAAP and requires companies to recognize revenue when it transfers goods or services to a customer in an amount that reflects the consideration to which a company expects to be entitled. Companies may need to apply more judgment and estimation techniques or methods while recognizing revenue, which could result in additional disclosures to the financial statements. In addition, in March 2016, April 2016, May 2016 and December 2016 the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net) (“ASU 2016-08”), ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing (“ASU 2016-10”), ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients (“ASU 2016-12”) and ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers (“ASU 2016-20”), respectively, to amend certain guidance in ASU 2014-09. Topic 606 allows for either a retrospective or cumulative effect transition method. ASU 2014-09 was originally effective for fiscal years beginning after December 15, 2016. In July 2015, the FASB approved a one-year deferral of ASU 2014-09 and all amendments to it, with a new effective date for fiscal years beginning after December 15, 2017 with early adoption permitted as of the original effective date.

F-11

The Company plans to adopt on January 1, 2019 ASU 2014-09, as well as other clarifications and technical guidance issued by the FASB related to this new revenue standard. The Company is developing a plan for implementing the new standard, which includes, but is not limited to, identifying contract populations and “in scope” customer contracts, identifying performance obligations in those customer contracts, and evaluating any impact of variable consideration. The Company is currently evaluating the transition methods and will likely apply the modified retrospective transition method, which would result in an adjustment to retained earnings for the cumulative effect, if any, of applying the standard to contracts that are not completed at the date of initial application. Under this method, the Company would not restate the prior financial statements presented, therefore the new standard requires the Company to provide additional disclosures of the amount by which each financial statement line item is affected in the current reporting period during the fiscal year ending December 31, 2019, as compared to the guidance that was in effect before the change, and an explanation of the reasons for significant changes, if any.

The impact that the new revenue recognition standard will have on the Company’s financial statements and disclosures has not yet been fully assessed. However, the Company does not expect the provisions of the new standard to have a material effect on the timing or amount of revenue it recognizes. The Company’s assessment also includes determining the impact the new standard may have on the revenue reporting processes, including disclosures, ensuring internal controls will operate effectively with the new standard and performing gap analyses on collected data and determining the relative accounting positions where applicable.

NOTE 3: FACTOR RECEIVABLES, LETTERS OF CREDIT PAYABLE AND LOAN PAYABLE

In April 2013, the Company entered into a financing arrangement with a third-party purchase order financing company (the “Factor”), whereby the Company assigned to the Factor selected sales orders from its customers in exchange for opening a letter of credit (“LC”) with its vendors to manufacture its products. The Company paid an initial fixed fee of 5% of the cost of products it purchased from the vendor upon opening the LC, and 1% each 30 days thereafter, after the LC is funded by the Factor until such time as the Factor receives the payment from the Company’s customers. The factoring agreement provides for full recourse against the Company for factored accounts receivable that are not collected by the Factor for any reason, and the collection of such accounts receivable is fully secured by substantially all of the receivables of the Company. The factoring advances for the LCs at December 31, 2018 and 2017 have been treated as a loan payable to third party in the accompanying balance sheets and were $1,304,512 and $1,078,941, respectively. The total sales factored, net of allowances for sales returns, discounts and rebates, for the years ended December 31, 2018 and 2017 were $7,458,497 and $8,136,556, respectively. The factor fees incurred for the years ended December 31, 2018 and 2017 were $395,615 and $461,624, respectively and included in interest expense. Total outstanding accounts receivable factored, net of allowance for sales returns, discounts and rebates of $13,000, as of December 31, 2018 and 2017 were $1,542,835 and $1,663,398, respectively.

NOTE 4: INVENTORY

Inventory consists of the following:

Description	December 31, 2018	December 31, 2017

Finished goods	$379,915	$98,672

F-12

NOTE 5: PROPERTY AND EQUIPMENT, NET

Property and equipment consists of the following:

Description	December 31, 2018	December 31, 2017

Computer equipment	$88,615	$88,615
Furniture and office equipment	136,955	136,955
Leasehold improvements	37,899	37,899
Tooling and molds	249,690	249,690
Website design	9,850	9,850
	523,009	523,009
Less: accumulated depreciation	(298,813)	(178,090)
Property and Equipment, net	$224,196	$344,919

Depreciation expense for the years ended December 31, 2018 and 2017, was $120,723 and $119,627, respectively.

NOTE 6: CONVERTIBLE DEBENTURES

Convertible debentures consist of the following:

	December 31, 2018	December 31, 2017

Convertible debenture - Hillair Capital	$-	$3,784,230
Convertible debenture – HSPL Capital	-	1,915,770
Less: Original issuance discount	-	(267,619)
Less: Class B Convertible Preferred Stock discount	-	(207,125)
Less: Debt issuance cost	-	(361,110)
Convertible debentures, net	$-	$4,864,146
Current portion	$-	$4,864,146

On January 16, 2018, the Company and the holders of the Debentures mutually agreed to amend the terms of their Securities Purchase Agreement. The Company agreed to issue and deliver to (i) Hillair Capital an amended and restated Debenture in the principal amount of $4,182,709 and an additional 41,826 shares of Class B Preferred Stock, and to (ii) HSPL Capital Advisors, LLC (“HSPL Capital”), an amended and restated Debenture in the principal amount of $2,117,501 and an additional 21,174 shares of Class B Preferred Stock. The amended Debentures were comprised of the principal balance of the original debentures plus all accrued but unpaid interest as of the date of the amendment. The termination date of the debentures was extended to September 1, 2018, with the entire principal and accrued interest balances being due on that date. The additional 63,000 Class B Preferred Shares issued to the debenture holders were treated as debt discount and valued at $404,523. The Company accounted for such amendment as a modification to the Debentures. On August 28, 2018, the maturity date was extended to September 30, 2018, with the holders receiving, on a pro rata basis, 7,500 shares of the Company’s Class B Convertible Preferred Stock valued at $75,000. On October 2, 2018, the holders of the Debentures and the Company agreed to amend the terms of their Securities Purchase Agreement, accepting on a pro rata basis, and the holders were issued 15,000 shares of the Company’s Class B Convertible Preferred Stock valued at $75,000 in exchange for extension of the maturity date to October 15, 2018. This date was subsequently extended to the earlier of the closing of the Company’s IPO and November 15, 2018 for a payment of an additional 15,000 shares of Class B Convertible Preferred Stock valued at $75,000.

F-13

On October 18, 2018, the holders of the Debentures and the Company agreed to amend the terms of their securities purchase agreements by the holders agreeing to accept, in exchange of converting their notes payable into common shares into the public offering: (i) a redemption amount equal to $685,148 and accrued but unpaid interest on debentures of $814,852 as of October 18, 2018, totaling $1,500,000 due in cash; (ii) an increase the principal amount of the debentures and the stated value of Class B Convertible Preferred Stock by 5% above of the current principal amount of the debentures and the stated value amounting to $315,011; and (iii) the balance of debentures not subject to redemption being automatically converted into unregistered Class A Units on a $1.00 principal amount of debenture for $1.20 basis which resulted into additional expense of $1,438,898 to the Company. On November 15, 2018, the Company paid $1,500,000 to the holders of convertible debentures pursuant to the amended terms of the securities purchase agreements.

Concurrent with the closing of the IPO on November 14, 2018, the Company issued 1,726,678 unregistered Class A Units upon conversion of the Debentures (consisting of the principal amount and accrued and unpaid interest through the IPO date) at a conversion price of $5.00 per Unit (Note 10). Included in Class A Units were 1,726,678 Series A Warrants and 1,726,678 Series B Warrants. The Series A Warrants were classified within equity and the Series B Warrants were classified as a warrant derivative with a fair value determined to be $2,365,294 on the date of issuance.

The Company has recorded interest expense relating to the Debentures of $2,384,923 and $456,000 for the years ended December 31, 2018 and 2017, respectively, including $1,753,908 and $0 as inducement payment for conversion of the Debentures to Class A Units.

The Company has recorded interest expense due to the amortization of the debt discount related to the Debentures arising from the original issue discount (the “OID”) and Class B Convertible Preferred Stock, of $1,104,743 and $637,714 for the years ended December 31, 2018 and 2017, respectively. The unamortized portion of OID and Class B Convertible Preferred Stock was $0 and $474,744 at December 31, 2018 and 2017, respectively.

The Company has recognized amortization of the debt issuance costs on the Debentures as interest expense in the amount of $2,200,453 and $451,491 for the years ended December 31, 2018 and 2017, respectively. The unamortized portion of debt issuance cost on Debenture was $0 and $361,110 at December 31, 2018 and December 31, 2017, respectively.

NOTE 7 - NOTES PAYABLE

On June 19, 2018, the Company executed a promissory note in the principal amount of $114,000 with a third party which was initially due and payable on September 30, 2018. The Company received cash proceeds of $100,000 from the promissory note. The promissory note is unsecured, bears an interest rate of 1.9% per month, and was issued with an original issue discount of 14%. On September 30, 2018, the Company and the third party mutually agreed to extend the maturity date of the promissory note until the earlier of three business days after the closing of the Company’s IPO and November 15, 2018. The holder of the promissory note was paid $7,500 as extension fee. The Company recorded $14,000 as debt discount and a $7,500 extension expense as interest expense for the year ended December 31, 2018. In addition, the Company recorded $10,686 as interest expense on the promissory note for the year ended December 31, 2018.

On August 31, 2018, the Company executed six (6) unsecured promissory notes, with an original issuance debt discount of 15%, for a cumulative principal sum of $862,500 and gross proceeds of $750,000. The Company promised to pay the promissory note holders the aggregate principal sum of $862,500 on the earlier of (i) the third trading day after the closing of the Company’s IPO and (ii) November 30, 2018. At closing on September 4, 2018, the Company received cash proceeds of $652,579, which was the gross proceeds of $750,000, net of placement agent fees of $62,850, legal fees of $30,571, and escrow fees if $4,000. In addition, the Company issued to the six note holders an aggregate of 18,750 shares of Class B Convertible Preferred Stock, and 7,500 warrants to the placement agent (Note 10). On November 5, 2018, the holders of the six (6) promissory notes agreed to accept unregistered Class A Units at a per Unit conversion price equal to 80% of the per Unit purchase price in the Company’s IPO, and at the IPO closing, the Company issued 215,625 unregistered Class A Units upon the conversion of the aggregate amount of the notes at a Unit purchase price of $4.00 (see Note 10). Included in Class A Units were 215,625 Series A Warrants and 215,625 Series B Warrants. The Series A Warrants were classified within equity and the Series B Warrants were classified as a warrant derivative with a fair value determined to be $295,375 on the date of issuance. The Company recognized an expense of $215,625 as inducement payment for this conversion. In addition, the Company recorded a debt issuance cost of $187,500 and a debt discount of $209,921 as interest expense for the year ended December 31, 2018.

F-14

NOTE 8 – RELATED PARTY TRANSACTIONS AND BALANCES

In May 2017, the Company executed three unsecured promissory notes with an entity, whose beneficiary is an officer and director of the Company, for an aggregate principal balance of $400,000, bearing an interest at 10% per annum, due on or before September 30, 2018. On September 30, 2018, the Company extended the maturity date of the promissory notes to three (3) business days after the consummation of the sale of the Company’s equity securities in an IPO. On September 30, 2018, the Company and the officer and director mutually agreed to convert $200,000 of the principal of the promissory notes into 42,105 unregistered shares of common stock of the Company at a conversion price equal to $4.75 per share (Note 10), with the remaining $200,000 balance of the principal and accrued interest to be paid in cash. On October 1, 2018, the Company agreed to compensate the officer and director $72,628, as an inducement to convert a portion of the promissory note into shares of the Company’s common stock and to extend the maturity date of the promissory notes until the third business day after consummation of the IPO. The Company has recorded interest expense of $34,165 and $16,918 on these promissory notes for the years ended December 31, 2018 and 2017, respectively, and $72,628 as inducement payment for the year ended December 31, 2018. The Company has recorded $72,628 and $10,082 as accrued liability as of December 31, 2018 and 2017, respectively.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Lease Commitments

On January 3, 2017, the Company executed a non-cancellable operating lease for its principal office with the lease commencing February 1, 2017 for a five (5) year term. The Company paid a security deposit of $29,297. The lease required the Company to pay its proportionate share of direct costs estimated to be 22.54% of the total property, a fixed monthly direct cost of $6,201 for each month during the term of the lease, and monthly rental pursuant to the lease terms.

Future minimum lease commitments of the Company are as follows:

For the years ending December 31,	Amount
2019	$174,872
2020	180,993
2021	187,327
2022	15,655
Total	$558,847

The Company recorded rent expense of $164,626 and $277,252 for the years ended December 31, 2018 and 2017, respectively.

Other Commitments

On August 30, 2018, the Company entered into an agreement with a customer to pay a slotting allowance of $1,000,000 payable in three annual installments of $333,334 on March 1, 2019, $333,333 on March 1, 2020 and $333,333 on March 1, 2021.

Employment Agreements with Officers

On January 3, 2017, the Company entered into an employment agreement with its President and Chief Executive Officer for a five-year term. The officer received a sign-on-bonus of $50,000 and is entitled to an annual base salary of $350,000 to increase by 10% each year commencing on January 1, 2018. The officer was also granted a stock option to purchase 125,000 shares of the Company’s common stock at an exercise price of $10.00 per share.

F-15

On January 3, 2017, the Company entered into an employment agreement with its Vice-President of Design and Development for a five-year term. Under the terms of this agreement, the officer received a sign-on-bonus of $35,000 and is entitled to an annual base salary of $250,000 beginning on December 1, 2016 to increase by 10% each year commencing on January 1, 2018.

On January 3, 2017, the Company entered into an employment agreement with its Chief Operating Officer and Secretary for a three-year term. Under the terms of this agreement, the officer is entitled to an annual base salary of $180,000 beginning on January 1, 2017 to increase by 10% each year commencing on January 1, 2018.

On January 3, 2017, the Company entered into an employment agreement with its Chief Financial Officer for a three-year term. Under the terms of this agreement, the officer is entitled to an annual base salary of $250,000 beginning on January 1, 2017 to increase by 10% each year commencing on January 1, 2018.

The employment agreements also entitle the officers to receive, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in benefit plans, practices, policies and programs provided by the Company (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to the Company’s other senior executive officers.

On September 30, 2017, the officers and an employee agreed to defer 30% of their salaries starting September 30, 2017 to September 30, 2018 for payment after the completion of the IPO. On September 30, 2018, the officers and employees agreed to convert their deferred compensation of $650,100, owed as of September 30, 2018, into shares of the Company’s common stock upon the consummation of an IPO. Concurrent with the closing of the IPO on November 14, 2018, the Company issued 136,863 unregistered shares of common stock upon conversion of $650,100 of accrued and unpaid compensation of officers and directors at a conversion price of $4.75 per share (see Note 10).

On December 24, 2018, the Board approved $300,000 in cash bonuses for the two founders and an officer of the Company, payable by January 31, 2019. The Company has accrued the bonus expense as of December 31, 2018.

Litigation Costs and Contingencies

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Other than as set forth below, management is currently not aware of any such legal proceedings or claims that could have, individually or in the aggregate, a material adverse effect on our business, financial condition, or operating results.

On August 16, 2016, Edwin Minassian filed a complaint against the Company and Michael Panosian, our Chief Executive Officer, in the Superior Court of California, County of Los Angeles. The complaint alleges breach of oral contracts to pay Mr. Minassian for consulting and finder’s fees, and to hire him as an employee. The complaint further alleges, among other things, fraud and misrepresentation relating to the alleged tender of $100,000 to the Company in exchange for “a 2% stake in ToughBuilt” of which only $20,000 was delivered. The complaint seeks unspecified monetary damages, declaratory relief concerning the plaintiff’s contention that he has an unresolved 9% ownership stake in ToughBuilt and other relief according to proof.

On April 12, 2018, the Court entered judgments against the Company and Mr. Panosian in the amounts of $7,080 and $235,542, plus awarding Mr. Minassian a 7% ownership interest in the Company (the “Judgments”). Mr. Minassian served notice of entry of the judgments on April 17, 2018 and the Company and Mr. Panosian received notice of the entry of the default judgments on April 19, 2018.

F-16

On April 25, 2018, the Company and Mr. Panosian filed a motion to have the April 12, 2018 default judgment on Plaintiff’s Complaint, the February 13, 2018 defaults, and April 14, 2017 Order for terminating sanctions striking Defendants’ Answer set aside on the basis of their former attorney’s declaration that his negligence resulted in the default judgment, default, and terminating sanctions being entered against the Company and Mr. Panosian. The motion was denied. On September 13, 2018, the Company and Panosian satisfied the Judgments by the Company making a payment of $252,950 (which included $10,303 post judgment interest) to Minassian and by Mr. Panosian issuing him shares reflecting a 7% ownership stake in the Company. On October 18, 2018, the Company and Mr. Panosian filed a Notice of Appeal from the Order denying their motion for relief from the default judgment.

The Company has recorded the litigation expense of $1,192,488 and $0 for the years ended December 31, 2018 and 2017, respectively.

In the normal course of business, the Company incurs costs to hire and retain external legal counsel to advise it on regulatory, litigation and other matters. The Company expenses these costs as the related services are received. If a loss is considered probable and the amount can be reasonable estimated, the Company recognizes an expense for the estimated loss.

Other Compliance Matters

As of December 31, 2018, and 2017, the Company was delinquent in its federal and state payroll tax payments in the aggregate amount of $0 and $354,245, respectively. The Company has subsequently remitted all of its 2017 delinquent federal and state payroll tax payments, including interest and penalties, to the payroll tax authorities as of December 31, 2018.

NOTE 10: STOCKHOLDERS’ DEFICIT

At December 31, 2018, the Company had 100,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized, both with a par value of $0.0001 per share.

On September 13, 2018, the Company effectuated a reverse stock split (the “Reverse Split”) of its issued and outstanding common stock, preferred stock, warrants and options (collectively the “Equity Instruments”). As a result of the Reverse Split, each (2) units of Equity Instruments issued and outstanding prior to the Reverse Split were converted into one (1) unit of Equity Instrument.

Common Stock and Class A Units

On August 22, 2018, the Company issued 8,334 restricted shares of its common stock valued at $42,801 to a consultant for providing business advisory and consulting services, the expense was recorded as stock-based compensation expense.

On November 14, 2018, the Company consummated its IPO pursuant to which it sold a total of 2,670,000 Class A Units, each Unit consisting of one share of common stock, par value $0.0001 per share, and a Series A Warrant to purchase one share of common stock and a Series B Warrant to purchase one share of common stock, on an offer price of $5.00 for each unit of a share of common stock, a Series A Warrant and a Series B Warrant (“Class A Unit”). The Company received net proceeds from the IPO of $12,415,500 after deducting underwriting discounts and commission of $934,500. The Company incurred $743,765 in expenses related to the IPO.

Concurrent with the closing of the IPO on November 14, 2018, the following private transactions were consummated in accordance with the related agreements (Notes 6, 7, 8 and 9), all in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended:

(a)	1,366,768 unregistered Class A Units were issued upon the conversion of outstanding shares of Class B Convertible Preferred Stock at a conversion price of $3.50 per Class A Unit.

(b)	42,105 unregistered shares of common stock were issued upon conversion of the $200,000 principal amount of a promissory note due to an officer at a conversion price of $4.75 per share.

F-17

(c)	1,726,678 unregistered Class A Units were issued upon conversion of outstanding convertible debt instruments (consisting of all principal amounts and accrued and unpaid interest through the date of the IPO) at a conversion price of $5.00 per Unit.

(d)	136,863 unregistered shares of common stock were issued upon conversion of $650,100 of accrued and unpaid salaries to officers and directors at a conversion price of $4.75 per share.

(e)	215,625 unregistered Class A Units issued upon the conversion of outstanding principal amount of unsecured promissory notes at a conversion price of $4.00 per Unit.

On December 17, 2018, pursuant to the Underwriting Agreement dated November 8, 2018, by and between the Company and the underwriters named therein (the “Representative”), the Representative, on behalf of the underwriters, agreed to partially exercise the over-allotment option to purchase an additional 25,000 shares of common stock, at a price of $4.98 per share, 400,500 Series A Warrants, at a price of $0.01 per warrant and 400,500 Series B Warrants, at a price of $0.01 per warrant. The Company received net proceeds from the exercise of over-allotment option of $121,909 after deducting commission and expenses of $10,601.

As of December 31, 2018, the Company had 9,870,873 shares of common stock issued and outstanding. At December 31, 2017, the Company had 3,679,500 shares of common stock issued and outstanding.

Warrants

Placement Agent Warrants

The Company has issued warrants to the placement agents to purchase one share of its common stock at an exercise price of $12.00 per share. The warrants issued in its October 2016 Private Placement expire on October 17, 2021, and the warrants issued in its March 2018 Private Placement, May 2018 Private Placement and August 2018 Financing expire on September 4, 2023. The exercise price and number of shares of common stock or other securities issuable on exercise of such warrants are subject to customary adjustment in certain circumstances, including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation of the Company. As of December 31, 2018, and 2017, 45,775 warrants and 30,725 warrants, respectively, have been issued to the placement agents and are outstanding and are currently exercisable.

Class A Warrants

On January 25, 2016, the Company issued Class A Warrants to purchase 61,083 shares of common stock at a price of $12.00 per share through and including December 31, 2018.

No Class A Warrants were exercised during the year ended December 31, 2018 and 2017, respectively, and the Class A Warrants expired on December 31, 2018.

Class B Convertible Preferred Stock and Class B Warrants

On January 8, 2018, the Company offered for sale a minimum of 160,000 units and a maximum of 300,000 units to certain accredited investors, with each such unit consisting of (i) one-half (1/2) share of Company’s Class B Convertible Preferred Stock Class B Preferred Stock, par value of $0.0001 per share, and (ii) one-half (1/2) of a Class B Warrant to purchase one-half (1/2) share of the Company’s common stock, par value $0.0001 per share. On March 14, 2018, the Company sold 162,000 units at a $5.00 per unit purchase price for gross proceeds of $810,000 and received cash proceeds of $613,200, net of commissions of $64,800 earned by the placement agent on the capital raise, $128,000 in legal fees, and $4,000 in escrow fees. Each Class B Warrant has an initial exercise price of $12.00 per share, subject to adjustment, and was exercisable for a period of five (5) years from the date of issuance. An aggregate of 81,000 shares of Class B Convertible Preferred Stock and 81,000 Class B Warrants were issued. As this transaction met certain accounting criteria, the Class B Warrants were recorded in stockholders’ equity and were not accounted for as derivatives.

F-18

On May 2, 2018, the Company offered for sale 140,000 units with the same terms as the units sold in the earlier 2018 transaction, and on May 15, 2018, the Company sold all 140,000 for gross proceeds of $700,000, and received cash proceeds of $587,957, net of commissions and fees of $74,574 earned by the placement agent on capital raise, $33,469 in legal fees, and $4,000 in escrow fees. As this transaction met certain accounting criteria, the Class B Warrants are recorded in stockholders’ equity and were not accounted for as derivatives.

On August 28, 2018, the holders of the Company’s convertible debentures and the Company agreed to extend the maturity date of those debentures to September 30, 2018, and the holders received on a pro rata basis, 7,500 shares of the Company’s Class B Convertible Preferred Stock valued at $75,000 (Note 6).

On September 4, 2018, the Company issued to the six (6) promissory note holders an aggregate of 18,750 shares of Class B Convertible Preferred Stock valued at $187,500 pursuant to the August 31, 2018 financing agreement (Note 7).

On October 15, 2018, the holders of the convertible debentures were issued 15,000 shares of Class B Convertible Preferred Stock valued at $150,000 in exchange for extension of the maturity date of those debentures to October 15, 2018. This date was subsequently extended to the earlier of the closing of the Company’s IPO and November 15, 2018 for payment of an additional 15,000 shares of Class B Convertible Preferred Stock valued at $150,000 (Note 6).

The holders of the Class B Warrants did not exercise any of their warrants during the year ended December 31, 2018. Class B Warrants are exercisable at December 31, 2018 at the exercise price of $12.00 per share and such warrants expire between October 17, 2021 and May 15, 2023.

Concurrent with the closing of the IPO on November 14, 2018, the Company issued 1,366,768 unregistered Class A Units upon the conversion of outstanding shares of Class B Convertible Preferred Stock at a conversion price of $3.50 per Class A Unit. Included in Class A Units were 1,366,768 Series A Warrants and 1,366,768 Series B Warrants. The Series A Warrants were classified within equity and the Series B Warrants were classified as a warrant derivative with a fair value determined to be $1,872,271 on the date of issuance.

The Company had no shares of Class B Convertible Preferred Stock, 265,500 Class B Warrants, and 45,775 Placement Agent Warrants issued and outstanding as of December 31, 2018. The Company had 198,875 shares of Class B Convertible Preferred Stock, 114,500 Class B Warrants, and 30,725 Placement Agent Warrants issued and outstanding at December 31, 2017.

The IPO and Series A Warrants and Series B Warrants issued thereunder

On November 14, 2018, the Company consummated its IPO whereby it sold a total of 2,670,000 Class A Units, each Unit consisting of one share of common stock, par value $0.0001 per share, and a Series A Warrant to purchase one share of common stock and a Series B Warrant to purchase one share of common stock, on an offer price of $5.00 for each unit of a share and a Series A Warrant and a Series B Warrant. The Company issued 2,670,000 Series A Warrants and 2,670,000 Series B warrants upon consummation of its IPO. The Series A Warrants were classified within equity and the Series B Warrants were classified as a warrant derivative with a fair value determined to be $3,657,507 on the date of issuance.

Concurrent with the closing of the IPO on November 14, 2018, the Company issued 1,366,768 Series A Warrants and 1,366,768 Series B Warrants upon the conversion of outstanding shares of Class B Convertible Preferred Stock. In addition, the Company issued 1,726,678 Series A Warrants and Series B Warrants upon the conversion of outstanding convertible debt instruments consisting of all principal amounts and accrued and unpaid interest through the date of the IPO (Note 6). The Company also issued 215,625 Series A Warrants and 215,625 Series B Warrants upon conversion of outstanding principal amount of the unsecured promissory notes (Note 7).

On December 17, 2018, pursuant to the Underwriting Agreement dated November 8, 2018, by and between the Company and the underwriters named therein (the “Representative”), the Representative, on behalf of the underwriters, agreed to partially exercise the over-allotment option to purchase 400,500 Series A Warrants, at a price of $0.01 per warrant and 400,500 Series B Warrants, at a price of $0.01 per warrant. The Series A Warrants were classified within equity and the Series B Warrants were classified as a warrant derivative with a fair value determined to be $980,375 on the date of issuance.

On December 31, 2018, the Company has 6,379,571 Series A Warrants and 6,379,571 Series B Warrants issued and outstanding.

F-19

Derivative Financial Instruments

As disclosed in Note 10 of the Company’s financial statements, the Company allocated part of the proceeds of its IPO of the Company’s units consisting of common stock and warrants to the Series B warrants issued in connection with the IPO. The valuations of the Series B warrants issued at the time of the initial closing of the IPO on November 14, 2018 and in the subsequent closing of the “greenshoe” on December 17, 2018 (collectively, the “Warrants”) were determined using Monte Carlo simulation models. These models use inputs such as the underlying price of the shares issued at the measurement date, volatility, risk free interest rate and expected life of the instrument. The Company has classified the Warrants as a current liability due to certain provisions relating to price adjustments with regard to alternate cashless exercises, as well as the holders’ ability to exercise the warrants within twelve months of the reporting date and has accounted for them as derivative instruments in accordance with ASC 815, adjusting the fair value at the end of each reporting period. Additionally, the Company has determined that the warrant derivative should be classified within Level 3 of the fair-value hierarchy by evaluating each input for the Monte Carlo simulation models against the fair-value hierarchy criteria and using the lowest level of input as the basis for the fair-value classification as called for in ASC 820. There are six inputs: closing price of the Company’s stock on the day of evaluation; the exercise price of the warrants; the remaining term of the warrants; the volatility of the Company’s stock over that term; number of warrants; and the risk-free rate of return. Of those inputs, the exercise price of the warrants and the remaining term are readily observable in the warrant agreements, and the number of warrants is publicly reported in the Company’s filings with the SEC. The closing price of the Company’s stock would fall under Level 1 of the fair-value hierarchy as it is a quoted price in an active market (ASC 820-10). The risk-free rate of return is a Level 2 input as defined in ASC 820-10, while the historical volatility is a Level 3 input as defined in ASC 820. Since the lowest level input is a Level 3, the Company determined the warrant derivative is most appropriately classified within Level 3 of the fair value hierarchy.

For the year ended December 31, 2018, the Company recorded pre-tax derivative instrument loss of $14,336,425. The resulting derivative instrument liabilities totaled $23,507,247 at December 31, 2018. By their terms, Management of the Company expects that the Warrants will either be exercised (likely pursuant to the further cashless exercise provision) or expire worthless. The Company calculated the fair value of the Warrants at four different points: (i) the portion issued on November 14, 2018,on both November 14, 2018 and December 31, 2018, and (ii) the portion issued on December 17, 2018, on both December 17, 2018 and December 31, 2018. The expected volatility, risk free interest rates and expected life are all set forth on the table below. The table below presents the Company’s liabilities arising from the Warrants measured at fair value on a recurring basis as of the dates set forth above, with the level in the fair value hierarchy within which those measurements fall.

Fair Value Measurements of Series B Warrants Using Significant Unobservable

Inputs (Level 3)

Dates Exercise Price	Stock Price	Term	Volatility	Risk Free Rate	No. of Warrants	FV of Warrant
11/14/2018 $5.00	$5.000	1.000	35%	2.71%	5,979,070	$8,190,447
12/17/2018 $3.77	$1.270	0.500	35%	2.54%	400,500	$980,375
12/31/2018 $5.00	$1.170	0.869	40%	2.61%	5,979,070	$22,505,397
12/31/2018 $3.77	$1.170	0.461	40%	2.54%	400,500	$1,001,850

The 2016 Equity Incentive Plan

The 2016 Equity Incentive Plan (the “2016 Plan”) was adopted by the Board of Directors and approved by the shareholders on July 6, 2016. The awards per 2016 Plan may be granted through July 5, 2026 to the Company’s employees, consultants, directors and non-employee directors provided such consultants, directors and non-employee directors render good faith services not in connection with the offer and sale of securities in a capital-raising transaction. The maximum number of shares of our common stock that may be issued under the 2016 Plan is 2,000,000 shares, which amount will be (a) reduced by awards granted under the 2016 Plan, and (b) increased to the extent that awards granted under the 2016 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2016 Plan). No employee will be eligible to receive more than 125,000 shares of common stock in any calendar year under the 2016 Plan pursuant to the grant of awards.

On January 3, 2017, the Board of Directors of the Company approved and granted to the President/Chief Executive Officer of the Company, an option to purchase One Hundred and Twenty-Five Thousand (125,000) shares of the Company’s Common Stock (“Option”) under the Company’s 2016 Plan. The Option will have an exercise price that is no less than $10.00 per share and will vest over four (4) years, with 25% of the total number of shares subject to the Option vesting on the one (1) year anniversary of the date of grant and, the remainder vesting in equal installments on the last day of each of the thirty-six (36) full calendar months thereafter. Vesting will depend on the Officer’s continued service as an employee with the Company and will be subject to the terms and conditions of the 2016 Plan and the written Stock Option Agreement governing the Option. As of December 31, 2017, the Company estimated the fair value of the options using the Black-Scholes option pricing model was $448,861. The Company recorded compensation expense of $112,215 for each of the years ended December 31, 2018 and 2017, respectively. The key valuation assumptions used consist, in part, of the price of the Company’s common stock of $3.60 at the issuance date; a risk-free interest rate of 1.72% and the expected volatility of the Company’s common stock of 315.83% (estimated based on the common stock of comparable public entities). As of December 31, 2018, the unrecognized compensation expense was $224,431 which will be recognized as compensation expense over two (2) years.

The 2018 Equity Incentive Plan

Effective July 1, 2018, the Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”). This 2018 Plan supplements, and does not replace, the existing 2016 Equity Incentive Plan. Awards may be granted under the 2018 Plan through June 30, 2023 to the Company’s employees, officers, consultants, and non-employee directors. The maximum number of shares of our common stock that may be issued under the 2018 Plan is 1,000,000 shares, which amount will be (a) reduced by awards granted under the 2018 Plan, and (b) increased to the extent that awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). No employee will be eligible to receive more than 200,000 shares of common stock in any calendar year under the 2018 Plan pursuant to the grant of awards. On September 12, 2018, the Board of Directors approved an increase in the number of shares of common stock reserved for future issuance under this Plan from 1,000,000 shares to 2,000,000 shares. On September 14, 2018, 1,000,000 shares of common stock underlying awards under the 2018 Plan were granted to the employees and officers, 25% vesting immediately on the date of grant and 25% vesting each year thereafter on the three subsequent anniversaries of the grant date. The Company estimated the fair value of the options using the Black-Scholes option pricing model was $1,241,417. The Company recorded compensation expense of $402,027 for the year ended December 31, 2018. The key valuation assumptions used consist, in part, of the price of the Company’s common stock ranging in price from $3.90 to $4.29 at the issuance date; a risk-free interest rate ranging from 2.86% to 2.92%, and the expected volatility of the Company’s common stock ranging from of 29.8% to 31.1% (estimated based on the common stock of comparable public entities). As of December 31, 2018, the unrecognized compensation expense was $839,390 which will be recognized as compensation expense over 3.71 years.

F-20

NOTE 11: INCOME TAX

Income tax expense for the years ended December 31, 2018 and 2017 is summarized as follows.

	December 31, 2018	December 31, 2017
Deferred:
Federal	$(2,720,081)	$(700,557)
State	(904,569)	(327,051)
Change in valuation allowance	3,624,650	1,027,608
Income tax expense (benefit)	$-	$-

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	December 31, 2018	December 31, 2017
Book income (loss)	21.00%	34.00%
State taxes	6.98%	5.83%
Change in the fair value of warrant derivative	-14.51%	-
Other permanent items	-0.36%	-2.25%
Enactment of Tax Cuts and Jobs Act	0.00%	-20.29%
Valuation allowance	-13.11%	-17.30%
Tax expense at actual rate	-	-

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2018 and 2017 are as follows:

	December 31, 2018	December 31, 2017
Deferred tax assets:
Net operating loss carryforward	$6,357,768	$2,874,380
Other	225,935	84,673
Total gross deferred tax assets	6,583,703	2,959,053
Less: valuation allowance	(6,583,703)	(2,959,053)
Net deferred tax assets	$-	$-

Deferred income taxes are provided for the tax effects of transactions reported in the financial statements and consist of deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

The Tax Cuts and Jobs Act (“TCJA”) was enacted on December 22, 2017 and reduced the U. S. federal corporate income tax rate to 21.00% effective January 1, 2018. As such the Company recorded a decrease in deferred tax assets and valuation allowance of $1,205,334 during the year ended December 31, 2017.

F-21

The staff of the US Securities and Exchange Commission (SEC) has recognized the complexity of reflecting the impacts of the TCJA, and on December 22, 2017 issued guidance in Staff Accounting Bulletin 118 (“SAB 118”) which clarifies accounting for income taxes under ASC 740 if information is not yet available or complete and provides for up to a one year period in which to complete the required analyses and accounting (the measurement period). SAB 118 describes three scenarios (or “buckets”) associated with a company’s status of accounting for income tax reform: (1) a company is complete with its accounting for certain effects of tax reform, (2) a company is able to determine a reasonable estimate for certain effects of tax reform and records that estimate as a provisional amount, or (3) a company is not able to determine a reasonable estimate and therefore continues to apply ASC 740, based on the provisions of the tax laws that were in effect immediately prior to the TCJA being enacted. The Company has completed the required analysis and accounting for substantially all the effects of the TCJA’s enactment and have made a reasonable estimate as to the other effects and have reflected the measurement and accounting of the effects in the 2017 financial statements. In accordance with SAB 118, adjustments, if any, to any provisional amounts will be recorded in 2018. The Company did not identify any effects related to the TCJA for which they were not able to either complete the required analysis or make a reasonable estimate. The Company has completed the assessment of the income tax effect of the Tax Act and there were no adjustments recorded to the provisional amounts.

Section 382 of the Internal Revenue Code (“Section 382”), imposes limitations on a corporation’s ability to utilize its Net Operating Losses ( “NOLs”), if it experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership percentage of certain stockholders in the stock of the corporation by more than 50% over a three-year period. In the event of an ownership change, utilization of the NOLs would be subject to an annual limitation under Section 382 determined by multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate. The Company has not completed a Section 382 study at this time; however, should a study be completed certain NOLs may be subject to such limitations. Any future annual limitation may result in the expiration of NOLs before utilization.

At December 31, 2018 and 2017, the Company had net operating losses of approximately $22,500,000 and $11,500,000, respectively, for U.S. federal and California income tax purposes available to offset future taxable income, expiring on various dates through 2037. Federal losses generated in 2018 and onward do not expire. The Company has recorded a 100% valuation allowance on the deferred tax assets due to the uncertainty of its realization. The net change in the valuation allowance for the years ended December 31, 2018 and 2017 was an increase of $3,624,650 and $1,027,608, respectively.

In the ordinary course of business, the Company’s income tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessment by these taxing authorities. Accordingly, the Company believes that it is more likely than not that it will realize the benefits of tax positions it has taken in its tax returns or for the amount of any tax benefit that exceeds the cumulative probability threshold in accordance with FASB ASC 740. Differences between the estimated and actual amounts determined upon ultimate resolution, individually or in the aggregate, are not expected to have a material adverse effect on the company’s financial position. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits. The Company is no longer subject to the U.S. federal and state income tax examination to the extent they are carried forward and impact a year that is open to examination by the authorities.

NOTE 12: CONCENTRATIONS

Concentration of Purchase Order Financing

The Company used a third-party financing company for the years ended December 31, 2018 and 2017, respectively, which provided letters of credit to vendors for a fee against the purchase orders received by the Company for sale of products to its customers. The letters of credit were issued to the vendors to manufacture Company’s products pursuant to the purchase orders received by the Company (Note 3).

Concentration of Customers

The Company sold its products to four customers that accounted for approximately 74% and 78% of the total revenues for the years ended December 31, 2018 and 2017, respectively. The same four customers accounted for 69% and 79% of the total accounts receivable balance due to the Company at December 31, 2018 and 2017, respectively.

F-22

Concentration of Suppliers

The Company purchased products from four vendors for the year ended December 31, 2018 that accounted for approximately 78% of its total cost of goods sold.

The Company purchased products from three vendors for the years ended December 31, 2017 that accounted for approximately 86% of its total cost of goods sold.

Concentration of Credit Risk

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through December 31, 2018. The Company’s bank balances exceeded FDIC insured amounts at times during the years ended December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, the Company’s bank balance exceeded the FDIC insured amounts by $5,209,884 and $0, respectively.

Geographic Concentration

Geographical distribution of net revenue consisted of the following for the years ended December 31, 2018 and 2017, respectively, as follows:

	Year Ended December 31,
COUNTRIES	2018	2017
Australia	$1,806,335	$2,337,393
Belgium	197,335	-
Canada	688,920	574,719
Germany	19,002	-
Japan	-	2,970
New Zealand	-	81,375
Russia	112,102	-
South Korea	851,270	476,004
Sweden	2,311	-
United Kingdom	719,301	829,432
United States of America	10,893,824	9,899,943
Total Net Revenue	$15,289,400	$14,201,836

NOTE 13: SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 29, 2019, the date of the filing of this Annual Report on Form 10-K with the SEC, to ensure that this filing includes appropriate disclosure of events both recognized in the financial statements as of December 31, 2018, and events which occurred subsequent to December 31, 2018 but were not recognized in the financial statements. The Company has determined that there were no subsequent events which required recognition, adjustment to or disclosure in the financial statements, except for the following:

On January 24, 2019, the Company entered into an exchange agreement with two institutional investors pursuant to which these investors exercised Series A Warrants to purchase 424,116 shares of its common stock for total gross proceeds of $2,332,638 to the Company. The two investors also exchanged Series A Warrants to purchase 508,940 shares of its common stock into 508,940 shares of its common stock and received new warrants to purchase an aggregate of 933,056 shares of its common stock. These new warrants have terms substantially similar to the terms of the Company’s Series A Warrants, except that the per share exercise price of the new warrants is $3.77, and the warrants are not exercisable until the six-month anniversary of the date of issuance thereof.

On February 15, 2019, the Company received cash proceeds of $16,817 from three placement agent warrant holders upon their exercise of warrants to purchase 4,004 Class A Units.

As of March 27, 2019, the holders of 1,708,751 Series B Warrants exercised their rights to convert them into 3,629,045 shares of common stock.

F-23

Item 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None.

Item 9A. Controls and Procedures

DISCLOSURE CONTROLS AND PROCEDURES

Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as of the end of the period covered by this Annual Report.

Based on such evaluation, our Chief Executive Officer and Chief Financial Officer concluded that, as of the end of such period, our disclosure controls and procedures are not effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by us in the reports that we file or submit under the Exchange Act and are effective in ensuring that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

As of December 31, 2018, we did not maintain effective controls over the control environment, including our internal control over financial reporting due to the following material weaknesses. Because we are a small company with only two full time employees in our finance department, we lacked the ability to have adequate segregation of duties in the financial statement preparation process. In addition, lack of adequate review resulted in audit adjustments. Further, the Company did not maintain adequate documentation for review and approval of matters impacting financial reporting. Lastly, until November 14, 2018, our Board of Directors did not have any independent members or a director who qualified as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K, there was no independent oversight until the last half of the fourth quarter of our 2018 fiscal year.

Plan for Remediation of Material Weaknesses

Since these entity level controls have a pervasive effect across the organization, management has determined that these circumstances constitute a material weakness.

We believe that, since the date that we were made aware of our material weakness, we have improved our internal control over financial reporting by taking certain corrective steps that we believe minimize the likelihood of a recurrence. We have designed a disclosure controls and procedures regime pursuant to which our management has, among other things:

(a) identified the definition, objectives, application and scope of our internal control over financial reporting;

(b) delineated the duties of each member of the group responsible for maintaining the adequacy of our internal control over financial reporting. This group consists of:

(i) our Chief Executive Officer; and

(ii) our Chief Financial Officer who was engaged to prepare and assure compliance with both our internal control over financial reporting as well as our disclosure controls and procedures and review our disclosure controls and procedures on a regular basis, subject to our management’s supervision.

21

In November 2018, we consummated our initial public offering, and are now completing our first full quarter as a fully reporting company. We continue to work with our structure in which we have a chief financial officer and will have a full time controller, in order to continue implementation of required key controls, the necessary steps required for procedures to ensure the appropriate communication and review of inputs necessary for the financial statement closing process, as well as for the appropriate presentation of disclosures within the financial statements. With material, complex and non-routine transactions, management continues to seek guidance from third-party experts and/or consultants to gain a thorough understanding of these transactions and assure proper reporting. The remediation steps taken are subject to the Audit Committee oversight. While management believes there have been significant improvements of internal controls over financial reporting during the year ended December 31, 2018, management anticipates that further continuing efforts will be needed to effectively remediate the material deficiencies relating to segregation of duties which existed as of December 31, 2018, and to assure that complex transactions are properly recorded as the business continues to grow. Our management has been actively engaged in planning for, designing and implementing the corrective steps described above to enhance the effectiveness of our disclosure controls and procedures as well as our internal control over financial reporting. Our management, together with the Audit Committee, is committed to achieving and maintaining a strong control environment, high ethical standards, and financial reporting integrity, and will take further steps to ensure that personnel are adequate in terms of sophistication and quantity to adequately assure that the financial reporting process is efficient and operated with the sufficient level of integrity to meet and surpass all regulatory standards.

While management is implementing corrective steps to remediate its internal control deficiencies, we cannot assure you that they will be sufficient enough to be free of a material weakness. If we should in the future conclude that our internal control over financial reporting suffers from a material weakness, we will be required to expend additional resources to improve it. Any additional instances of material deficiencies could require a restatement of our financial statements. If such restatements are required, there could be a material adverse effect on our investors’ confidence that our financial statements fairly present our financial condition and results of operations, which in turn could materially and adversely affect the market price of our common stock.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

Other than the remediation activities undertaken by us as disclosed above, there have been no changes in our internal control over financial reporting during the 2018 fiscal year that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other Information

None.

PART III

Item 10. Directors, Executive Officers, and Corporate Governance.

Except for the information about our Code of Ethics below, the information required by this Item 10 is incorporated by reference from our definitive proxy statement for our 2019 Annual Meeting of Stockholders (the “Proxy Statement”). The definitive Proxy Statement will be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report on Form 10-K.

We maintain a Code of Business Conduct and Ethics (Code) that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and including our independent directors, who are not employees of the Company, with regard to their ToughBuilt-related activities. The Code incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. The Code also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the Code incorporates guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; insider trading; reporting Code violations; and maintaining accountability for adherence to the Code. The full text of our Code is published on our web site at www.toughbuilt.com and is incorporated by reference herein. We intend to disclose future amendments to certain provisions of our Code, or waivers of such provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions on our web site. Except as expressly stated herein, the information contained on our website does not constitute a part of this Annual Report on Form 10-K and is not incorporated by reference herein.

22

Item 11. Executive Compensation.

The information required for this Item is incorporated by reference from our Proxy Statement.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The information required for this Item is incorporated by reference from our Proxy Statement.

Item 13. Certain Relationships and Related Transactions, and Director Independence.

The information required for this Item is incorporated by reference from our Proxy Statement.

Item 14. Principal Accountant Fees and Services.

The information required for this Item is incorporated by reference from our Proxy Statement.

PART IV

Item 15. Exhibits and Financial Statement Schedules

The following documents are filed as part of this Annual Report on Form 10-K:

1. Financial Statements: The following Financial Statements and Supplementary Data of ToughBuilt and the Report of Independent Registered Public Accounting Firm included in Part II, Item 8:

Balance Sheets at December 31, 2018 and 2017

Statements of Operations for the years ended December 31, 2018 and 2017

Statements of Changes in Stockholders’ Deficit for the years ended December 31, 2018 and 2017

Statements of Cash Flows for the years ended December 31, 2018 and 2017

Notes to Financial Statements

2. Exhibits :

Exhibit No.	Description
1.1	Form of Underwriting Agreement ******
3.1	Composite copy of Articles of Incorporation, as amended**
3.2	Bylaws**
3.3	Certificate of Designation of Class B Convertible Preferred Stock**
3.4	Certificate of Change Pursuant to NRS 78.209****
3.5	Form of Series C Convertible Zero Coupon Preferred Stock***** **
4.1	Form of Subscription Agreement dated January 25, 2016**
4.2	Form of Class A Warrant dated January 25, 2016**
4.3	Form of Subscription Agreement dated October 17, 2016**
4.4	Form of Class B Warrant dated October 17, 2016**
4.5	Form of Securities Purchase Agreement dated October 17, 2016**
4.6	Form of Debenture dated October 17, 2016**
4.7	2016 Equity Incentive Plan**

23

4.8	Form of Joseph Gunnar Warrant**
4.9	Form of Placement Agency Warrant**
4.10	Form of Series A Warrant and Form of Series B Warrant *****
4.11	2018 Equity Incentive Plan**
4.12	Form of Amended and Restated Debenture****
4.13	Securities Amendment Agreement****
4.14	Form of Securities Amendment Agreement and Waiver***** **
5.1	Opinion of Wexler, Burkhart, Hirschberg & Unger, LLP *****
10.1	Service Agreement with Belegal Industrial Co., Ltd., dated August 19, 2013**
10.2	Form of Security Agreement dated October 17, 2016**
10.3	Employment Agreement dated as of January 3, 2017 by and between ToughBuilt Industries, Inc. and Michael Panosian**
10.4	Employment Agreement dated as of January 3, 2017 by and between ToughBuilt Industries, Inc. and Zareh Khachatoorian**
10.5	Employment Agreement dated as of January 3, 2017 by and between ToughBuilt Industries, Inc. and Manu Ohri**
10.6	Employment Agreement dated as of January 3, 2017 by and between ToughBuilt Industries, Inc. and Josh Keeler**
10.7	Project Statement of Work dated as of October 18, 2016 by and between ToughBuilt Industries, Inc. and Hon Hai Precision Ind. Co., Ltd. (“Foxconn”)******
10.8	Form of Lock Up Agreement for Offering**
10.9	Form of Warrant Agency Agreement***
14.1	Code of Ethics**
23.2	Consent of Wexler, Burkhart, Hirschberg & Unger, LLP (included in Exhibit 5.1)
31.1	Certification of Principal Executive Officer pursuant to Securities Exchange Act rules 13a- 14(a) and 15d-14(a) as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of Principal Financial Officer pursuant to Securities Exchange Act rules 13a- 14(a) and 15d-14(a) as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification of Principal Executive Officer pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002
99.1	Audit Committee Charter**
99.2	Compensation Committee Charter**
99.3	Nominating and Corporate Governance Committee Charter**
99.4	Whistleblower Policy**
99.5	Consents of New Independent Directors**

*	Confidential treatment is being sought for this agreement, which is being filed separately with the SEC. The confidential portions of this Exhibit have been omitted and are marked by an asterisk. Previously filed with Amendment No. 4 to Registration Statement on Form S-1 filed on October 10, 2018.
**	Previously filed.
***	Filed with Amendment No. 1 to Registration Statement on Form S-1 dated July 19, 2018.
****	Filed with Amendment No. 2 to Registration Statement on Form S-1 dated September 17, 2018.
*****	Filed with the Company’s Form S-1/A filed with the SEC on November 5, 2018 and incorporated herein by reference.
******	Filed with Amendment No. 4 to Registration Statement on Form S-1 filed on October 10, 2018.
*******	Filed with Amendment No. 5 to Registration Statement on Form S-1 filed on October 22, 2018.

Item 16. Form 10-K Summary.

None.

24

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

/s/ Michael Panosian
Michael Panosian
Chairman and Chief Executive Officer
(Principal Executive Officer)
Dated: March 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Panosian	Chairman and Chief Executive Officer	March 29, 2019
Michael Panosian	(Principal Executive Officer)

/s/ Manu Ohri	Chief Financial Officer and Director	March 29, 2019
Manu Ohri	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert Faught	Director	March 29, 2019
Robert Faught

/s/ Frederick D. Furry	Director	March 29, 2019
Frederick D. Furry

/s/ Paul Galvin	Director	March 29, 2019
Paul Galvin

25

EXHIBIT 31.1

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a), AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Panosian, certify that:

1. I have reviewed this Annual Report on Form 10-K of ToughBuilt Industries, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 29, 2019

/s/ Michael Panosian
MICHAEL PANOSIAN
CHIEF EXECUTIVE OFFICER AND CHAIRMAN
(PRINCIPAL EXECUTIVE OFFICER)

EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a), AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Manu Ohri, certify that:

1. I have reviewed this Annual Report on Form 10-K of ToughBuilt Industries, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 29, 2019

/s/ Manu Ohri
MANU OHRI
CHIEF FINANCIAL OFFICER
(PRINCIPAL FINANCIAL OFFICER)

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ToughBuilt Industries, Inc. (the “Registrant”) on Form 10-K for the twelve-month period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof, I, Michael Panosian, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ToughBuilt Industries, Inc.

Dated: March 29, 2019	/s/ Michael Panosian
Michael Panosian
Chief Executive Officer
ToughBuilt Industries, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ToughBuilt Industries, Inc. and will be retained by ToughBuilt Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ToughBuilt Industries, Inc. (the “Registrant”) on Form 10-K for the twelve-month period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof, I, Manu Ohri, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ToughBuilt Industries, Inc.

Dated: March 29, 2019	/s/ Manu Ohri
Manu Ohri
Chief Financial Officer
ToughBuilt Industries, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ToughBuilt Industries, Inc. and will be retained by ToughBuilt Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

APPENDIX C

PROXY CARD

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE ON INTERNET
Go to www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE BY EMAIL
Mark, sign and date your proxy card and ema it to Vote@vstocktransfer.com

VOTE BY FAX
Mark, sign and date your proxy card fax it to (646) 536-3179

**Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.**

## Annual Meeting Proxy Card - ToughBuilt Industries, Inc. - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7.**

**(1) Election of Directors:**

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Michael Panosian | 02 Robert Faught | 03 Frederick D. Furry
04 Paul Galvin | 05 Joshua Keller

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

**Date** ____________ **Signature** ____________ **Signature, if held jointly** ____________

Note: This proxy proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If singer is a partnership, please sign in partnership name by an authorized person.

* SPECIMEN * AC:ACCT9999 90.00

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TOUGHBUILT INDUSTRIES, INC.

Annual Meeting of Shareholders

June 7, 2019

TOUGHBUILT INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Michael Panosian, with full power of substitution, as proxy to represent and vote all shares of Common Stock of ToughBuilt Industries, Inc., (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Shareholders, to be held on June 7, 2019, at 4:00 p.m., local time at the Company’s corporate offices located at 25371 Commercentre Drive, Suite 200, Lake Forest, California 92630, upon matters set forth in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE INDIVIDUALS NOMINATED TO BE A DIRECTOR, “FOR” PROPOSALS 2, 3, 4, 5, 6 AND 7, AND IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS NAMED AS PROXIES IN THE FORM OF PROXY ON SUCH OTHER BUSINESS OR MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please check here if you plan to attend the Annual Meeting of Shareholders on June 7, 2019 at 4:00 p.m. (PDT).

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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